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                                                                  EXHIBIT 10.8

                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of January 1, 1999, by and among audiohighway.com, a California corporation with its principal office located at 20600 Mariani Ave., Cupertino, California 95104 ("PURCHASER"), and Mass Music, Inc., a California corporation with its principal office located at 3410 Bowman Court, Santa Cruz, California 95065 ("COMPANY").

                                    RECITALS

         A. Company is engaged in the business of marketing and selling music products through its internet site, "massmusic.com" (the "BUSINESS").

         B. The parties hereto desire that Company sell to Purchaser and Purchaser purchase from Company certain assets (including website, customer lists, technology, software, intellectual property and contracts) of Company pursuant to the terms of this Agreement.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.     PURCHASE AND SALE OF ASSETS.

       1.1 PURCHASED ASSETS. For purposes of this Agreement, "PURCHASED ASSETS" means, collectively, all of the assets, documents, rights and properties of Company, which the Company had on January 1, 1999 (the "EFFECTIVE DATE"), and such additional assets, rights and property of Company as Company acquired during the period commencing with the Effective Date and ending with the closing of the transaction provided for in this Agreement (the "CLOSING") (which period is referred to herein as the "INTERIM PERIOD"), free and clear of any liens or encumbrances, which assets, documents, rights and properties include the following:

                (a) WEBSITE. All websites or other sites accessed via the internet or any other electronic network, including any cable-based network or private network, that are, in whole, or in part owned or operated by Company, either as of the Effective Date, the date of Closing (the "CLOSING DATE") or anytime in the past, including the domain name registration, URLs, HTML, SHTML, links, and all code or software developed by Company related to the operation and maintenance of that certain website currently accessible at the URL address "http://www.massmusic.com" (collectively, the "COMPANY WEBSITE") PROVIDED, HOWEVER, that with respect to any such website or site that is not owned by Company but on which Company content is displayed, the term "Company Website" shall mean and refer only to that portion of such website or site that contains the content directly or indirectly provided by Company.

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                (b) CUSTOMER LISTS, MARKETING INFORMATION. All of Company's
customer lists (whether current or prior) and customer account histories for customers or prospective customers of the Business or any of its products, including all data regarding such customers, and all other marketing, promotional and sales information, whether stored in written form, magnetic or electronic media or in any other form, that have been or now are related to the Business or any of its products or that have been or now are used, developed or purchased in connection with the Business or any of its products. Upon the Closing, Purchaser shall acquire and have sole and exclusive ownership of, access to and use of all assets, customer lists and other information described in this Section 1.2(b) (collectively, the "CUSTOMER LIST ASSETS").

                (c) SOFTWARE. All of the software of Company, including the software listed on SCHEDULE 1.1(A) and any other software used to operate and maintain the Company Website or the Business including any and all source and object codes, binaries, supplements, modifications, updates, corrections and enhancements to past and current versions of such software and versions of such software currently under development, and any and all English and foreign language versions and back-up and archival tapes from Company's storage facilities of past and current versions of such software and versions of such software currently under development (collectively, the "SOFTWARE").

                (d) DOCUMENTATION. Copies of all design and use documentation for the Software.

                (e) RIGHTS TO INTELLECTUAL PROPERTY. All right, title and interest in and to all intellectual property owned by Company, including (i) those patents and patent applications, and registered copyrights and applications therefor, listed in SCHEDULE 1.1(B) hereto, and (ii) those trademarks, trade names and service marks listed on SCHEDULE 1.1(C) hereto (and any registrations and applications for such marks), and all other patents, patent applications, copyrights, trademarks and trade names, together with the goodwill of the business connected with the use of and symbolized by said marks and (iii) all of the know-how and trade secrets relating to the Business or the Purchased Assets (collectively, "COMPANY INTELLECTUAL PROPERTY").

                (f) CONTRACTS. All of the contracts, agreements, engagements, licenses and accounts receivable relating to the Business that are listed on
SCHEDULE 1.1(D) hereto (collectively, the "CONTRACTS"), together with all claims, causes of action and rights of Company now existing or hereafter arising out of such Contracts or the performance thereof, all warranties and representations made to Company by third parties under such Contracts, and all rights, remedies, setoffs, allowances, rebates, discounts and credits granted to Company by third parties in relation to such Contracts.

                (g) FINANCIAL RECORDS. All logs, books, records, files, supplier lists and files, product component lists, engineering and design drawings, diagrams and other documentation depicting or specifying the designs and components of all the Company's products, and all sales literature and sales aids, pictures, negatives, camera ready proofs, product catalogs, product sheets and documentation, product displays, advertising materials, manuals, computer and electronic data processing materials and correspondence relating to Company's Business, all copies of all sales and customer records relating to the Business or any of its

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products, and copies of all the Financial Records (as defined below); PROVIDED that Company shall retain title to and ownership of the Financial Records and may retain copies of the Financial Records for Company's use in compliance with this Agreement. As used herein, the term "FINANCIAL RECORDS" means all Company's business, accounting and financial records and analyses pertaining to the operation of the Business that are not otherwise described in this Section 1.1(h).

                (h) OTHER TANGIBLE ASSETS. All of the tangible assets and tangible embodiments of intangible assets (including but not limited to personal computers, furniture and equipment) not described in the preceding subparagraphs of this Section 1.1 that, on the Effective Date (or on any date thereafter through and including the Closing Date), are located either at 3410 Bowman Ct., Santa Cruz, California 95065 (the "FACILITY") or 4010 Moorpark Avenue, Suite 219, San Jose, California 95117 (the "BARGAIN AMERICA FACILITY"), including, but not limited to, all such assets used in support of both Company's businesses, exclusive of inventory, training documentation and other materials not related to Company's Business (the "TANGIBLE ASSETS"). A list of the Tangible Assets as of the Effective Date plus any other Tangible Assets as of the date hereof is listed on SCHEDULE 1.1(E) hereto.

                (i) CASH. All cash and cash equivalents of Company at the Effective Date.

         1.2 EXCLUDED LIABILITIES. Notwithstanding any other provision of this Agreement, the Purchased Assets shall not include, Purchaser is not assuming and shall not be liable for, and Company shall retain and, as between Purchaser and Company, remain solely liable for and be obligated to discharge, all of the debts, contracts, agreements, commitments, obligations and other liabilities of any nature of Company, whether known or unknown, accrued or not accrued, fixed or contingent, due or to become due, and arising out of or resulting from the operations of Company at any time before [OR AFTER] the date hereof and including any liabilities resulting from the sale of the Purchased Assets constituting a "bulk sale" under any state commercial code (collectively, the "EXCLUDED LIABILITIES"). Such Excluded Liabilities shall not include those debts, contracts, agreements, commitments and other liabilities to be assumed by Purchaser listed in SCHEDULE 1.2 (the "ASSUMED LIABILITIES").

         1.3 ACQUISITION OF COMPANY OPERATIONS AS OF THE EFFECTIVE DATE. Although the Purchased Assets will not be transferred by Company to Purchaser until the Closing, the parties intend the benefits and burdens of Company operations commencing on the Effective Date will, as of the Closing, be transferred to Purchaser. To the extent that Company operations during the Interim Period result in net income, Purchaser will have the benefit of that income (in increased cash or other assets, or reduced Assumed Liabilities, at the Closing). To the extent that Company operations during the Interim period result in a net loss, Purchaser will have the burden of that loss (in diminished cash or assets or increased Assumed Liabilities at the Closing). Purchaser will assume all other operating responsibilities as of the Effective Date including returns, exchanges and credit card challenges.


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         1.4 AGREEMENT TO SELL AND PURCHASE THE PURCHASED ASSETS. Company hereby agrees to sell, assign, transfer and convey to Purchaser at the Closing (as defined in Section 2.4 below), and Purchaser agrees to purchase and acquire from Company at the Closing, all right, title and interest in and to all of the Purchased Assets.

         1.5 TRANSFER OF PURCHASED ASSETS; PASSAGE OF TITLE; DELIVERY.

         (a) TITLE PASSAGE. Except as otherwise provided in this Section 1.5, upon the Closing, title to all of the Purchased Assets will pass to Purchaser; Company will deliver to Purchaser possession of all of the Purchased Assets as provided in Section 1.5(b) below; and Company will further execute and/or deliver to Purchaser:

             (i) the Assignment, Bill of Sale and Assumption Agreement attached as EXHIBIT A hereto;

             (ii) the consents and assignments of contracts and Company Intellectual Property; and

             (iii) such other instruments of conveyance as Purchaser may reasonably request (both at and after the Closing) to effect or evidence the transfers contemplated by this Agreement.

         (b) DELIVERY OF PURCHASED ASSETS FREE AND CLEAR OF RESTRICTIONS. Company represents to Purchaser that it owns, and will convey to Purchaser at the Closing, the Purchased Assets free and clear of any and all Liens (as defined in Section 3.4 below). To the extent practicable, Company shall deliver the Software included in the Purchased Assets electronically.

         1.6 BULK SALES. At the request of Company, Purchaser hereby waives any requirement for compliance with the provisions of Article 6 of the Uniform Commercial Code concerning bulk sales or any similar law. Company agrees to indemnify Purchaser and hold Purchaser harmless from any claim, loss, liability, expense or obligation (including attorneys' fees and costs) arising out of or relating to any non-compliance (or alleged non-compliance) with such laws, and shall, without limitation, reimburse Purchaser for all costs (including attorneys' fees and costs), as incurred, of investigation, prosecution, defense or settlement of any claim or action arising out of relating to any of the foregoing.

         1.7 TRANSFER OBLIGATIONS. Purchaser and Scott Cole agree to enter into a consulting agreement dated April 14, 1999, substantially in the form attached hereto as EXHIBIT C (the "CONSULTING AGREEMENT"). The Company will use all diligent efforts to facilitate and cooperate with Scott Cole in providing consulting services to Purchaser as contemplated in the Consulting Agreement and to cause Scott Cole to furnish such services on a timely basis.

2.       PURCHASE PRICE.

         2.1 PURCHASE PRICE. Purchaser and Company hereby agree that the full purchase price (the "PURCHASE PRICE") to be paid by Purchaser to Company for the sale, transfer, conveyance and assignment of all the Purchased Assets to Purchaser shall consist of:


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             (a)  $150,000 in cash (the "CASH PAYMENT");

             (b) $50,000 in the form of forgiveness of the Secured Promissory Note by and between Purchaser and Company dated April 2, 1999 (the "LOAN PAYMENT"); and

             (c) a number of shares of Purchaser's Common Stock (collectively, the "SHARES") equal to $800,000 divided by an amount equal to the average per share price of the "last trade" quoted on Nasdaq for the ten trading days immediately preceding
                  April 14, 1999 (the "SHARE PAYMENT").

Purchaser shall issue the cash and Shares to Company, subject to Section 2.2 and the Escrow Agreement entered into among Company, Purchaser and such escrow holder substantially in the form attached as EXHIBIT D (the "ESCROW AGREEMENT"), at the Closing by delivery to Company a certificate representing the shares registered in the name of Mass Music, Inc.

         2.2 BALANCE OF PURCHASE PRICE; ESCROW. At the Closing, Purchaser will deposit all of the Shares and $150,000 in cash (the "ESCROW FUNDS") into an escrow account with the escrow holder named pursuant to the Escrow Agreement. Such shares will be to secure the performance of the Company's Closing obligations pursuant to Section 7.1, (the "INITIAL ESCROW SHARES AND CASH") the Company's transfer obligations under Section 1.7 and Scott Cole's obligations under the Consulting Agreement (the "TRANSITION ESCROW SHARES") and the indemnification obligations of Company as set forth in Sections 2.2, 5.5, and 8 (the "INDEMNIFICATION ESCROW SHARES").

             (a) INITIAL ESCROW SHARES AND CASH. $150,000 in cash and a number of Shares of equal to $300,000 divided by an amount equal to the average per share price of the "last trade" quoted on Nasdaq for the ten trading days immediately preceding April 14, 1999, will be held in escrow, and will be transferred to Company upon completion of the Company's closing obligations under Section 7.1 in accordance with Section 2(c) of the Escrow Agreement.

             (b) TRANSITION ESCROW SHARES. A number of Shares equal to $250,000 divided by an amount equal to the average per share price of the "last trade" quoted on Nasdaq for the ten trading days immediately preceding April 14, 1999, will be held in escrow (remaining after payment of any claims by Purchaser against the escrow and not subject to any unresolved claims by Purchaser against the escrow), and will be transferred to Company upon completion of Scott Cole's obligations under the Consulting Agreement and the Company's transfer obligations under Section 1.7, which is anticipated to occur within 90 days after the Closing Date, in accordance with Section 2(d) of the Escrow Agreement.

             (c) INDEMNIFICATION ESCROW SHARES. A number of Shares equal to $250,000 divided by an amount equal to the average per share price of the "last trade" quoted on Nasdaq for the ten trading days immediately preceding April 14, 1999 and will be held in escrow (remaining after payment of any claims by Purchaser against the escrow and not subject to any unresolved claims by


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                  Purchaser against the escrow), will be transferred to Company on the twelve month anniversary of the Closing Date, PROVIDED Company has fulfilled its indemnification obligations under Sections 2.2, 5.5, and 8 of this Agreement in accordance with
                  Section 2(e) of the Escrow Agreement.

         2.3 VALUE OF PURCHASED ASSETS. The value of the Purchased Assets described in each of the subsections of Section 1.1 hereof will be set forth on
SCHEDULE 2.3, which will be completed by Purchaser and reviewed and agreed to by Company (which agreement will not be unreasonably withheld or delayed) before the Closing. When final and agreed to between Company and Purchaser, by their execution thereof, SCHEDULE 2.3 will be attached to this Agreement and will form a part hereof. No party will take any position that varies from or is inconsistent with such allocation in any tax return or other filing made by such party with any governmental, tax or regulatory authority. Nothing herein contained will impose on any party the duty or obligation to contest any action which any taxing authority may take or any adjustment or change in such allocation which any taxing authority may make or propose.

         2.4 CLOSING. The Closing will take place at the offices of Fenwick & West, located at Two Palo Alto Square, Palo Alto, California when conditions for Closing set forth in Sections 7.1 and 7.2 have been fulfilled or waived. The Closing is expected to occur on April 24, 1999, or at such other time or date, and at such place, or by such other means of exchanging documents, as may be agreed to by the parties hereto.

3.       REPRESENTATIONS AND WARRANTIES OF COMPANY.

         Company hereby represents and warrants to Purchaser that, except as set forth in SCHEDULE 3 attached hereto (the "SCHEDULE OF EXCEPTIONS"), each of the following statements set forth in Sections 3.1 through 3.18 is true and complete as of the date hereof and will be true and complete as of the Closing:

         3.1 DUE ORGANIZATION AND CORPORATE POWERS. Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has full corporate power and authority and the legal right to own and use the Purchased Assets. Company has full corporate power and authority to enter into this Agreement and to enter into all assignments or other documents that Company is required to execute and deliver hereunder (the "COMPANY ANCILLARY DOCUMENTS") and to consummate the transactions contemplated hereby and thereby. Company holds all permits, licenses, orders and approvals of all federal, state and local governmental or regulatory bodies necessary and required therefor.

         3.2 AUTHORIZATION AND VALIDITY OF AGREEMENT. The execution, delivery and performance by Company of this Agreement and the Company Ancillary Documents, and the consummation of all the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action, including actions by the Company's Board of Directors and shareholders. This Agreement and the Company Ancillary Documents, when executed and delivered by Company, will be duly and validly executed and delivered and will be the respective valid and binding obligations of Company, enforceable against Company in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors'


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rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         3.3 NO VIOLATION. Neither the execution and delivery of this Agreement by Company, nor the execution and delivery by Company of the Company Ancillary Documents, nor the performance by Company of its respective obligations under this Agreement or the Company Ancillary Documents will:

             (i) conflict with, violate or result in any breach of the terms, conditions or provisions of the articles, bylaws or other organizational documents or agreements of Company;

             (ii) result in a violation or breach of, or permit any third party to rescind any term or provision of, or constitute a default under, any loan, notice, bend, note, indenture, mortgage, deed of trust, security agreement, lease or material contract, contract, license, lease or other agreement or obligation to which Company is a party or by which Company or any of the Purchased Assets is bound; or

             (iii) violate any law, statute, rule or regulation or order, writ, judgment, injunction or decree of any Governmental Entity (as defined in Section 3.5) below.

         3.4 TITLE. Company has good and marketable title to all of the Purchased Assets, free and clear of all mortgages, pledges, liens, licenses, rights of possession, security interests, restrictions, encumbrances, charges, title retention, conditional sale or other security arrangements and all claims or agreements of any nature whatsoever, other than statutory liens in favor of federal, state and local taxing authorities arising in the ordinary course of business securing the payment of taxes that are not yet due and payable (collectively, "LIENS"). Company has the complete and unrestricted power and the unqualified right to sell, assign and deliver the Purchased Assets to Purchaser without obtaining the consent or approval of any person or party. Upon consummation of the transactions contemplated by this Agreement, Purchaser will acquire valid title to the Purchased Assets free and clear of any Liens. No person other than Company has any right or interest in the Purchased Assets, including the right to grant interests in the Purchased Assets to third parties.

         3.5 CONSENTS AND APPROVALS OF GOVERNMENTAL ENTITIES. There is no requirement applicable to Company to make any filing, declaration or registration with, or to obtain any permit, authorization, consent or approval of, any Governmental Entity as a condition to the lawful consummation by Company of the transactions contemplated by this Agreement and the Company Ancillary Documents. "GOVERNMENTAL ENTITY" shall mean any court, or any Federal, state municipal or other governmental authority, department, commission, board, agency or other instrumentality (domestic or foreign).

         3.6 DISTRIBUTION AGREEMENTS, ETC. All distribution agreements, license agreements, sales representative agreements, or other agreements or understandings relating to the Purchased Assets, either in the United States or outside of the United States, are specifically identified in SCHEDULE 3.6. Except as set forth in SCHEDULE 3.6, the transactions contemplated by this Agreement do not require the consent of any third party to such other agreement or understanding. Except as set forth in SCHEDULE 3.6, all such agreements or understandings are


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terminable by Purchaser, without payment or penalty and upon no more than sixty (60) days prior notice.

         3.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth in this Agreement or the Schedules hereto, there are no other debts, liabilities or obligations of any nature (whether absolute, contingent, accrued, known, due or to become due) of Company.

         3.8 LITIGATION. There is no claim, action, suit inquiry, proceeding or investigations relating to Company or the Purchased Assets which are currently pending or, to the best of Company's knowledge, threatened against Company at law, in equity, by way of arbitration or before or by any Governmental Entity. There are no judgments, decrees, injunctions or orders of any Governmental Entity against Company affecting the Purchased Assets. There are no claims relating to any of the Purchased Assets containing allegations that the Purchased Assets are defective or in breach of any warranty, or were improperly designed or manufactured or improperly labeled.

         3.9      INTELLECTUAL PROPERTY.

                  (a) OWNERSHIP; NO NOTICE OF INFRINGEMENT. Company owns all Company Intellectual Property, including the Software free and clear of any Liens. To the best of Company's knowledge, the Purchased Assets and their expected use do not infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, proprietary rights or other intellectual property of any other person or entity. Company has taken reasonable measures to protect all Company Intellectual Property and Company is not aware of any infringement of any Company Intellectual Property by any third party. Company has not received any written or oral claim or notice of infringement or potential infringement of the intellectual property of any other person or entity. In addition, there is no pending or threatened claim by Company against any person or entity for infringement, misuse or misappropriation of any Purchased Assets nor is Company aware of any such infringement, misuse or misappropriation.

                  (b) RIGHTS ASSIGNMENT AND NONDISCLOSURE AGREEMENTS. A copy of Company's standard form of nondisclosure or confidentiality agreement utilized to protect the Company Intellectual Property has been provided to Purchaser. All Employees and any other third parties who have been involved in development of the Purchased Assets for Company have executed confidentiality and invention assignment agreements, wherein they have assigned all of their rights in any Company Intellectual Property developed, created, invented or reduced to practice by them to Company. All Employees who have or have had access to confidential or trade secret information concerning technology or products related to the Purchased Assets have executed nondisclosure agreements in favor of Company requiring such Employees to maintain the confidentiality of such information.

         3.10 COMPLIANCE WITH LAWS. Company has, to the best knowledge of Company, duly complied with all applicable laws, rules, regulations and orders of all Governmental Entities (including but not limited to all export control laws and regulations of the United States of America or any governmental authority or agency of the United States government), except where the failure to comply would not have a material adverse effect on the Purchased Assets,


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and Company is not in default with respect to any order, judgment, writ, injunction, decree, award, rule or regulation of any court, or any Governmental Entity relating to or that could affect any of the Purchased Assets.

         3.11 TAXES. All sales and use taxes, real and personal property taxes, gross receipts taxes, documentary transfer taxes, withholding taxes, unemployment insurance contributions and other taxes or governmental charges of any kind, however denominated, including any interest, penalties and additions to tax in respect thereto, for which Purchaser could be come liable as a result of acquiring the Purchased Assets or which could result in a Lien on or charge against the Purchased Assets (collectively, "TAXES") have been or will be paid for all periods (or portions thereof) prior to the due dates thereof. Company and any other person required to file returns or reports of Taxes have been duly and timely filed (or will file prior to the release of the Initial Escrow Shares and Cash pursuant to Section 2.2(a)) all returns and reports of Taxes required to be filed prior to such date, and all such returns and reports are true and complete. There are no Liens for Taxes on any of the Purchased Assets. There are no pending or, to the best knowledge of Company, threatened proceedings with respect to Taxes, and there are no outstanding waivers or extensions of statutes of limitations with respect to assessments of Taxes. Company is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

         3.12 FAIR CONSIDERATION; NO FRAUDULENT CONVEYANCE. The sale of the Purchased Assets pursuant to this Agreement is made in exchange for fair and equivalent consideration, and Company is not now insolvent and will not be rendered insolvent by the sale, transfer and assignment of the Purchased Assets pursuant to the terms of this Agreement. The Company is not entering into this Agreement or the Company Ancillary Documents with the intent to defraud, delay or hinder its creditors and the consummation of the transactions contemplated by this Agreement and the Company Ancillary Documents referenced in this Agreement will not have any such effect. The transactions contemplated in this Agreement or any Company Ancillary Document will not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of Company whatsoever to any of the Purchased Assets in the hands of Purchaser after the Closing.

         3.13 CREDITORS. Attached hereto as SCHEDULE 3.13 is a complete and accurate list of all existing creditors and persons holding claims to payment by Company, including all amounts payable by Company to each such persons.

         3.14 NO INSIDER TRANSACTIONS. Except as set forth in SCHEDULE 3.14 attached hereto, there is no agreement between Company and any shareholder of Company or any affiliates of either Company or the shareholders of Company or parties related to either Company or the shareholders of the Company.

         3.15 FULL DISCLOSURE. No representation or warranty by Company in this Agreement, the Company Ancillary Documents, or in any document, statement, certificate or schedule furnished or to be furnished to Purchaser by (or on behalf of) Company pursuant thereto, contains, or will when furnished contain, any untrue statement of a material fact, or omits, or will then omit to state, a material fact necessary to make any statement of facts contained herein or therein not materially misleading. There have been no events or transactions, or information which has come to the attention of Company which, as related directly to Company or the Purchased Assets, could reasonably be expected to have a material adverse effect on the Purchased Assets.

     3.16 SECURITIES REPRESENTATIONS. Company further represents and warrants to Purchaser that the following are true and correct as of the Closing:

          (a) The shareholders who hold at least 75% of the outstanding shares of Company's capital stock entitled to vote on this Agreement and the transactions contemplated hereby, have voted in favor of the Purchase Agreement and the transactions contemplated hereby;

          (b) Not more than 10% of the holders of outstanding shares of Company's capital stock entitled to vote on this Agreement and the transactions contemplated hereby voted against the Agreement and such transactions; and

          (c) All holders of outstanding shares of Company's capital stock entitled to vote on this Agreement and the transactions contemplated hereby have, and have been properly informed of, their dissenters' rights under Chapter 13 of the California General Corporation Law or any other applicable federal or state law ("DISSENTERS' RIGHTS").

     3.17 COMPANY INVESTOR REPRESENTATIONS. Company understands and covenants to Purchaser as follows:

                  (a) PURCHASE FOR OWN ACCOUNT. The Shares to be received by Company hereunder will be acquired for investment for Company's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended, (the "1933 ACT"), and Company has no present intention of selling, granting any participation in, or otherwise distributing the same, except for the distribution of the Shares to no more than 25 current shareholders each of whom is an "accredited investor" as defined in Rule 501(a) under Regulation D of the 1933 Act and each of whom has executed a Shareholder Consent and Representation substantially in the form of EXHIBIT B hereto. Company also represents that it has not been formed for the specific purpose of acquiring the Shares.

                  (b) ACCESS TO INFORMATION. Company has received or has had full access to all the information it or the shareholders of the Company considers necessary or appropriate to make an informed investment decision with respect to the Shares to be received under this Agreement and has delivered such information to the shareholders of the Company. Company further has had an opportunity to ask questions and receive answers from Purchaser regarding Purchaser's business and to obtain additional information (to the extent Purchaser possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Company or to which Company had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by Purchaser in Section 4.



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                  (c) UNDERSTANDING OF RISKS. Company is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Company may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Purchaser; and (v) the tax consequences of investment in the Shares.

                  (d) COMPANY QUALIFICATIONS. Company has a preexisting personal or business relationship with Purchaser and/or certain of its officers and/or directors of a nature and duration sufficient to make Company aware of the character, business acumen and general business and financial circumstances of Purchaser and/or such officers and directors. By reason of Company's business or financial experience, Company is capable of evaluating the merits and risks of this investment, has the ability to protect Company's own interests in this transaction and is financially capable of bearing a total loss on this investment.

                  (e) QUALIFICATIONS. Each of the Company's shareholders have an preexisting personal or business relationship with Purchaser and/or certain of its officers and/or directors of a nature and duration sufficient to make each of the Company's shareholders aware of the character, business acumen and general business and financial circumstances of Purchaser and/or such officers and directors. By reason of each of the Company's shareholders business or financial experience, each of the Company's shareholders are capable of evaluating the merits and risks of this investment, has the ability to protect the shareholder's own interests in this transaction and is financially capable of bearing a total loss on this investment.

                  (f) NO GENERAL SOLICITATION. Company represents that at no time was Company presented with or solicited by any general mailing, leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or general solicitation in connection with the sale, offer or purchase of the Shares.

                  (g) RESTRICTED SECURITIES; REGISTRATION RIGHTS. Company understands that the Shares are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from Purchaser in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, Company represents that it is familiar with Rule 144 of the U.S. Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Company acknowledges that it has certain rights to register such Restricted Securities as set forth in the Registration Rights Agreement being entered into pursuant to this Agreement, a form of which is attached as EXHIBIT E, and that they may not be sold or transferred except in accordance with such provisions and Rule 144. The Company further Acknowledges and understands that Purchaser is obligated to register the Shares to be issued to Company only as provided in the Registration Rights Agreement. Company understands that no public market now exists for any of the Shares and that it is uncertain whether a public market will ever exist for the Shares.

                  (h) RULE 144. Company acknowledges that, absent such registration of the Shares, Company will not be able to publicly sell the Shares until one year after the Effective

Time. After that date, Company may sell the Shares under Rule 144. Company is familiar with the provisions of Rule 144 promulgated under the Securities Act which permit limited public resale of "restricted securities," subject to the satisfaction of certain conditions. Company understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act or some other exemption from the registration requirements of the Securities Act will be required in order to dispose of the Shares, and that such stockholder may be required to hold his/its/her shares for a significant period to time prior to reselling them. Company acknowledges that if it is or becomes an "affiliate" of Purchaser, then certain restrictions, including volume limits, imposed by Rule 144 will continue to apply to Company beyond the first anniversary of the date on which such Company acquires the Shares.

                  (i) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Company further agrees not to make any disposition of all or any portion of the Shares unless and until:

                           (i) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) Company shall have notified Purchaser of the proposed disposition and shall have furnished Purchaser with a statement of the circumstances surrounding the proposed disposition, and, at the expense of Company or its transferee, with an opinion of counsel, reasonably satisfactory to Purchaser, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be required: (x) for any transfer of any Shares in compliance with SEC Rule 144 or Rule 144A, or (y) for any transfer of Shares by (1) any of its shareholders or (2) the estate of any such shareholder; PROVIDED that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 3.19 to the same extent as if the transferee were an original investor hereunder.

                  (i) STOP TRANSFER INSTRUCTIONS; NO REQUIREMENT TO TRANSFER. Company agrees that, in order to ensure compliance with the restrictions referred to herein, Purchaser may issue appropriate "stop transfer" instructions to its transfer agent. Purchaser shall not be required (i) to transfer or have transferred on its books any common stock of Purchaser that has been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Registration Rights Agreement or (ii) to treat as owner of such common stock of Purchaser or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such common stock of Purchaser shall have been so transferred in violation of any provision of this Agreement or the Registration Rights Agreement. Purchaser agrees that such stop transfer instructions and legends will be promptly removed if the provisions of the Registration Rights Agreement and the Securities Act are complied with.

         3.18 LEGENDS. Company agrees with Purchaser that the certificates evidencing the Shares will bear the legends set forth below (or such other legend as Purchaser deems appropriate):

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by Purchaser from any certificate evidencing Shares upon delivery to Purchaser of an opinion by counsel, reasonably satisfactory to Purchaser, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Purchaser issued the Shares.

4.       REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Company as follows:

         4.1 DUE ORGANIZATION. Purchaser (i) is duly organized, validly existing and in good standing under the laws of the State of California and (ii) has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct its business as now being conducted and as proposed to be conducted, except to the extent the failure to have such power, authority or legal right would not, in the aggregate with all such other failures, have a material adverse effect on Purchaser.

         4.2 CORPORATE POWER. Purchaser has all requisite corporate power and authority to enter into and deliver this Agreement and each related agreement and to perform its obligations hereunder and thereunder. Purchaser is not in default in the performance, observance or fulfillment of any provision of its charter documents.

         4.3 AUTHORIZATION AND VALIDITY OF AGREEMENT. The execution, delivery and performance by Purchaser of this Agreement and each related agreement and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action. Except as otherwise contemplated by this Agreement, no other corporate action on the part of Purchaser is necessary for the execution, delivery and performance by Purchaser, as applicable, of this Agreement and each related agreement and the consummation by Purchaser, as applicable, of the transactions contemplated hereby and thereby. This Agreement and each related agreement has been duly executed and delivered by Purchaser, and this Agreement and the related agreements constitute the legally valid and binding obligations of Purchaser, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.4 CAPITALIZATION. As of the Closing Date, the authorized capital stock of Purchaser consists of (i) 50 million shares of Common Stock of which 4,835,191 shares are issued and outstanding, and (ii) 50 million shares of Series A Preferred Stock, none of which are issued and outstanding. All of the issued and outstanding shares of Common Stock are, and all shares reserved for issuance will be upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable (including pursuant to this Agreement), duly authorized, validly issued, fully paid and nonassessable.

         4.5      NO CONFLICT, REQUIRED FILINGS AND CONSENTS.

                  (a) The execution, delivery and performance of this Agreement by Purchaser do not and will not (i) conflict with or violate Purchaser's Articles of Incorporation or Bylaws, (ii) materially conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Purchaser, or
(iii) result in any material breach of or constitute a material default under, or impair Purchaser's rights, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Purchaser pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation.

                  (b) The execution, delivery and performance of this Agreement by Purchaser does not and will not require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except for applicable requirements, if any, of the 1933 Act, and any applicable state blue sky laws which shall be completed either before or promptly after the Closing.

5.       COVENANTS OF COMPANY.

         Company covenants and agrees with Purchaser as follows:

       5.1 CARRY ON BUSINESS IN NORMAL MANNER. From this date to the Closing Date, Purchaser has carried on and will carry on the Business in the ordinary course consistent with Company's past practices. Company agrees to use reasonable efforts to retain its employees, to protect and preserve the Purchased Assets, to enforce all contract rights and other rights, to preserve the value of the Business and to preserve the goodwill of its customers, suppliers and others having business relations with the Business. Without limiting the generality of the foregoing, without Purchaser's prior written consent, Company shall not:

                  (a) engage in any transaction that would be inconsistent with any representation or warranty of Company set forth herein or which would cause a breach of any such representation or warranty;

                  (b) sell, transfer, convey, assign, lease, license or otherwise dispose of any of the Purchased Assets, or cancel, rescind, waive, release, fail to renew or forgive any Contracts or claims of Company except, in each case, in the ordinary course of the Business consistent with Company's past practices;

                  (c) mortgage, pledge, subject to a lien, or grant a security interest in, or otherwise encumber, any of the Purchased Assets;

                  (d) make any loan or otherwise extend credit to any other person, firm or corporation except in the ordinary course of the Business consistent with past practices of Company;

                  (e) increase or alter the compensation for any employee of the Business;

       5.2 ACCESS TO INFORMATION. From the date hereof to the Closing Date, Company will afford to the representatives of Purchaser, including its counsel and auditors, during normal business hours, access to any and all of the Purchased Assets and information with respect to the Business to the end that Purchaser may have a reasonable opportunity to make such a full investigation of the Purchased Assets and of the Business in advance of the Closing Date as it shall reasonably desire, and the officers of Company will confer with representatives of Purchaser and will furnish to Purchaser, either orally or by means of such records, documents, and memoranda as are available or reasonably capable of preparation, such information as Purchaser may reasonably request, and Company will furnish to Purchaser's auditors all consents and authority that they may reasonably request in connection with any examination of Purchaser. In addition, from the Closing Date until Purchaser takes possession of the Purchased Assets, Company will afford the Purchaser's representatives, including its counsel and auditors, full access to the Purchased Assets at all times.

       5.3 CONSENT OF THIRD PARTIES. Prior to the Closing Date, Company shall obtain the consent in writing of all persons necessary to permit Company to assign and transfer all of the Purchased Assets (including but not limited to the Contracts) to Purchaser, free and clear of all liens, security interests, restrictions, claims and encumbrances (other than the Assumed Liabilities) and to perform its obligations under, and to conclude the transactions contemplated by, this Agreement in order that the performance hereof will not result in the termination of, or any violation, breach or default under, any Contracts or any material contracts, loans, notes, Contracts, agreements, obligations, leases, permits or licenses to which Company is a party or by which any of Company's property is bound.

       5.4 FURTHER ASSURANCES. From and after the Closing Date, Company shall promptly execute and deliver to Purchaser any and all such further assignments, endorsements and other documents as Purchaser may reasonably request for the purpose of effecting the transfer of Company's title to the Purchased Assets to Purchaser and/or carrying out the provisions of the Agreements. Company hereby appoints Purchaser as its attorney-in-fact for the limited purpose of executing such assignments, endorsements and other documents should Company be unable or unwilling to do so.

       5.5 INDEMNITY FOR EXCLUDED LIABILITIES. Company shall fully defend and indemnify Purchaser, at Company's own expense, from and against all the Excluded Liabilities and any claim, suit, action, loss, judgment, award, damages, debt, liability, costs and expenses (including but not limited to reasonable attorneys' fee) incurred or suffered by Purchaser in connection with any Excluded Liabilities (collectively, "CLAIMS"). Company, however, shall have the right to contest in good faith such Claims, and Purchaser shall cooperate fully with Company, at Company's expense, in connection with any such contest. In the event that Company contests any Claim, Company will bear any and all costs, expenses and liabilities incurred by Purchaser in connection therewith, including but not limited to reasonable attorneys' fees. Purchaser shall have the right, at Purchaser's sole option, in addition to exercising any other rights or remedies Purchaser may have under this Agreement, at law or in equity, to offset or withhold all or part of any amounts payable by Purchaser to Company (including but not limited to any amounts payable pursuant to Sections 2.1 and 2.2 hereof) that Purchaser considers necessary to satisfy any Claim of which Purchaser becomes aware prior to the date such payments are made. If Company disputes Purchaser's right to exercise such right of offset, then within 10 days after receiving Purchaser's notice of exercise of such offset right, Company may submit such dispute to the American Arbitration Association, and such dispute shall be resolved through mandatory binding arbitration before a single arbitrator (who shall be a lawyer knowledgeable regarding the personal computer software industry) in San Diego, California under the Commercial Arbitration Rules of the American Arbitration Association then in effect.

       5.6 COVENANTS NOT TO COMPETE.

                  (a) COVENANTS. Subject to the following provisions of this
Section 5.6, as a material inducement and consideration for Purchaser to enter into this Agreement, for a period of five (5) years from and after the Closing Date (the "RESTRICTED PERIOD"), Company shall not, within any state of the United States, directly or indirectly, carry on any business, or own (in whole or in part), operate, advise, assist or lend funds to or invest funds in, any person, firm, partnership, business, corporation or other entity which competes, in whole or in part, with the Business. This Section shall not prohibit the ownership by Company, as a passive investor only, of an aggregate of not more than one percent (1%) of the total stock or other equity interests of any company or partnership whose stock or equity interests are publicly traded on a national stock exchange or in the over-the-counter market. During the Restricted Period, Company further agrees not to interfere with, disrupt or attempt to disrupt the relationship between Purchaser and any third party, including without limitation any customer, supplier or employee of Purchaser, and not to endorse or otherwise promote or support any online retailer or software product. In the event of a breach of any of the covenants set forth in this Section, Purchaser shall be entitled to an injunction against the breaching party restraining such breach in addition to any other remedies provided by law or equity. In the event that any covenant in this Section is held to be invalid, illegal or unenforceable by any court of competent jurisdiction or any other governmental authority, it is agreed and understood that such covenant shall not be voided but rather shall be construed to impose limitations upon Company's activities no greater than allowable under then applicable law.

                  (b) EXCEPTIONS. Notwithstanding anything to the contrary in the provisions of Section 5.6(a), nothing in this Section 5.6 shall prohibit Company from creating, developing, publishing, marketing, distributing or sublicensing any Excluded Asset (as defined in Section 1.2(b) hereof). Further, nothing in this Section 5.6 is intended to prevent Company from performing its material obligations under any of the contracts or agreements listed in SCHEDULE 5.6 hereto to the extent necessary for Company to avoid incurring liability under such contracts or agreements.

       5.7 USE OF NAMES "MASS MUSIC," "HTTP://WWW.MASSMUSIC.COM" AND "MAYHEM". Following the Closing, from and after the Closing Date, Company shall cease to use the trademarks and trade names "Mass Music", "http://www.massmusic.com", "Mayhem" or any similar name, without the prior written consent of Purchaser.

       5.8 NO OTHER NEGOTIATIONS. From the date hereof until the termination of this Agreement in accordance with its terms or the consummation of the sale of the Purchased Assets at the Closing, whichever comes first, Company will not, directly or indirectly, solicit, facilitate or encourage any offer, inquiry or proposal received from any party other than Purchaser, or enter into any negotiations or discussions or provide any information to any third party (including information with respect to this Agreement or transactions provided for herein), concerning the possible disposition of all or any substantial portion of the Purchased Assets by merger, sale or any other means, will otherwise solicit, facilitate or encourage any such disposition or will authorize or permit any officer, director, employee, affiliate, agent or representative of Company, or any other person, on its behalf, directly or indirectly, to take any of the foregoing actions.

       5.9 CONFIDENTIAL INFORMATION. All copies of financial information, marketing and sales information, pricing, marketing plans, business plans, financial and business projections, manufacturing processes and procedures, formulae, methodologies, inventions, product designs, product specifications and drawings, and other confidential and/or proprietary information of Purchaser disclosed to Company in the course of negotiating the transaction contemplated by this Agreement ("PURCHASER CONFIDENTIAL INFORMATION") will be held in confidence and not used or disclosed by Company or any of its employees, affiliates or stockholders for a period of two (2) years from the Closing Date and will be promptly destroyed by Company or returned to Purchaser, upon Purchaser's written request to Company. Company's employees, affiliates and stockholders will not be given access to Purchaser Confidential Information except on a "need to know" basis. It is agreed that Purchaser Confidential Information will NOT include information that: (a) is proven to have been known to Company prior to receipt of such information from the Purchaser; (b) is disclosed by a third party having the legal right to disclose such information and who owes no obligation of confidence to the Purchaser; (c) is now, or later becomes part of the general public knowledge or literature in the art, other than as a result of a breach of this Agreement by Company; or (d) is independently developed by Company without the use of any Purchaser Confidential Information.

       5.10 EMPLOYEES. At Purchaser's request, Company shall cooperate with Purchaser in identifying those of Company's employees that are currently employed in connection with the Business that Purchaser may wish to hire and in facilitating the employment by Purchaser, after the Closing Date, of those employees of Company, employed in connection with the Business (including any employees who become such after the Effective Date), which Purchaser elects to employ, including permitting Purchaser to interview and offer employment to such employees. The parties hereby acknowledge that Purchaser is under no obligation whatsoever to employ any current or future employees of Company or any of its affiliates and that Company and its affiliates alone remain responsible for all obligations and liabilities, whether arising under statute, regulation or contract, to present and future employees of Company and its affiliates arising out of their employment (or the termination of their employment) with Company or any of Company's affiliates, including but not limited to any obligations and liabilities arising under or from any existing or future Employee Plans or other employee benefit plans of Company or any of its affiliates, any present or future obligations or liabilities of Company or any of its affiliates to existing or future employees of Company under COBRA or WARN or any severance pay obligations of Company or any of its affiliates.

         5.11 TAXES. Company agrees to promptly pay all sales, use or other taxes imposed on the sale of the Purchased Assets to Purchaser under this Agreement and to defend, indemnify and hold Company harmless from and against any such taxes or claims for payment thereof by any tax authority. Company acknowledges that the transactions provided for herein will be a taxable transaction under federal and state tax laws.

         5.12 DISTRIBUTION OF SHARES. Company agrees to distribute the Shares only to "accredited investors" as defined in Rule 501(a) under Regulation D of the 1933 Act, and only in accordance with Sections 3.17 and 3.19 herein. Company agrees that prior to effecting any such transfer, each transferee will execute and deliver to Purchaser a Shareholder Consent and Representation, in the form attached as EXHIBIT B hereto. Company shall not make any such distributions of the Shares without compliance with Section 5.14 of this Agreement.

       5.13 COMPLIANCE WITH STATE BLUE SKY LAWS. Company agrees to promptly comply with all applicable state blue sky laws.

       5.14 DISTRIBUTION LIMITATION. The Company shall not make a distribution to the shareholders of the Company if the Company is, or as a result thereof would be likely to be unable to meet its liabilities (except those whose payment is otherwise adequately provided for) as they mature. The Company will fully comply with the limitations on distributions to shareholders set forth in Sections 500, 501 and 502 of the CCC.

       5.15 DISSENTING SHARES.
                  (a) Notwithstanding any provisions of this Agreement to the contrary, a holder of any shares of Company Common Stock who has exercised such holder's dissenters' rights in accordance with the California Corporations Code ("CCC") and who, as of the Effective Time, has not effectively withdrawn or lost such dissenters' rights ("DISSENTING SHARES"), shall only be entitled to such rights as are granted by the CCC. Company will properly notify its shareholders of their dissenter's rights in accordance with the CCC.

                  (b) Company shall give Purchaser (i) prompt written notice of any written demands for payment with respect to any shares of Company Common Stock pursuant to dissenters' rights, and any withdrawals of such demands or losses of such rights, and any other instruments served pursuant to the CGCL, and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for dissenters' rights. Company shall not, except with the prior written consent of Purchaser, voluntarily make any payment with respect to demands for dissenters' rights or offer to settle or settle any such demands.

       5.16 CLOSING CONDITIONS. The Company covenants to use all reasonable efforts to cause the Closing conditions provided for herein to be satisfied and to cause the representations and warranties made by them herein to be true and complete as of the Closing.



6.     COVENANTS OF PURCHASER.

       6.1 CONFIDENTIAL INFORMATION. All copies of financial information, marketing and sales information, pricing, marketing plans, business plans, financial and business projections, manufacturing processes and procedures, formulae, methodologies, inventions, product designs, product specifications and drawings, and other confidential and/or proprietary information of Company disclosed to Purchaser in the course of negotiating the transaction contemplated by this Agreement ("COMPANY CONFIDENTIAL INFORMATION") will be held in confidence and not used or disclosed by Purchaser or any of its employees, affiliates or stockholders for a period of two (2) years from the Effective Date and will be promptly destroyed by Purchaser or returned to Company, upon Company's written request to Purchaser; PROVIDED, HOWEVER that from and after the Closing, the foregoing covenant shall not be applicable to any Company Confidential Information included in the Purchased Assets. Purchaser's employees, affiliates and stockholders will not be given access to Company Confidential Information except on a "need to know" basis. It is agreed that Company Confidential Information will NOT include information that: (a) is proven to have been known to Purchaser prior to receipt of such information from Company; (b) is disclosed by a third party having the legal right to disclose such information and who owes no obligation of confidence to Company; (c) is now, or later becomes part of the general public knowledge or literature in the art, other than as a result of a breach of this Agreement by Purchaser; or (d) is independently developed by Purchaser without the use of any Company Confidential Information.

       6.2 CLOSING CONDITIONS. Purchaser covenants to use all reasonable efforts to cause the Closing conditions provided for herein to be satisfied and to cause the representations and warranties made by them herein to be true and complete as of the Closing.


7.       CONDITIONS TO CLOSING.

         7.1 CONDITIONS TO PURCHASER'S OBLIGATIONS. The obligations of Purchaser to purchase the Purchased Assets at the Closing as provided hereunder will be subject to the satisfaction and fulfillment of each of the following conditions, except as Purchaser may expressly waive the same in writing:

                  (a) NO MATERIAL ADVERSE CHANGE. From April 14, 1999 to the Closing Date, there shall have been no material adverse change in the financial condition, Purchased Assets or Business of Company.

                  (b) CONDUCT OF BUSINESS IN ORDINARY COURSE. To the Closing Date, Company shall have conducted the Business only in the ordinary course, consistent with Company's past practices, except for actions expressly permitted by this Agreement, matters incident to carrying out this Agreement, or such further matters as may be consented to by Purchaser in writing.

                  (c) ACCURACY OF REPRESENTATIONS AND WARRANTIES ON CLOSING DATE. The representations and warranties made herein by Company (as qualified by Company's SCHEDULE 3 attached hereto, which shall be updated as of the Closing
Date) shall be true and complete in all material respects, and not misleading in any material respect, on and as of the date given, and on and as of the Closing Date with the same force and effect as though such representations and warranties were made on and as of the Closing Date.

                  (d) COMPLIANCE. As of the Closing Date, Company shall have complied in all material respects with, and shall have fully performed, in all material respects, all conditions, covenants and obligations of this Agreement imposed on Company and required to be performed or complied with by Company at, or prior to, the Closing Date. Purchaser will have received a certificate executed by Company's Chief Financial Officer to such effect and to the effect that (a), (b) and (c) of this Section have been fulfilled on Company's behalf.

                  (e) DELIVERY OF PURCHASED ASSETS. Company will have delivered and Purchaser will have received the Purchased Assets.

                  (f) ASSIGNMENT, BILL OF SALE AND ASSUMPTION AGREEMENT. Company will have executed and delivered the Assignment, Bill of Sale and Assumption Agreement to the effect and in the form attached as EXHIBIT A hereto, signed by an authorized officer of Company on behalf of Company.

                  (g) DELIVERY OF OTHER CLOSING DOCUMENTS. Company will have delivered, and Purchaser will have received, such other documents relating hereto as Purchaser may reasonably request, including the fully executed Agreement and related agreements and copies of consents of the Board of Directors and shareholders approving this Agreement and the transactions contemplated hereby.

                  (h) THIRD PARTY CONSENTS OBTAINED. All executed copies by Company of the consents and assignments required to be obtained or executed by Company as set forth in SCHEDULE 1.1(D), if any, necessary to assign or transfer all of the Purchased Assets (including, but not limited to, Company Intellectual Property) to Purchaser, free and clear of all Liens, will have been delivered.

                  (i) ESCROW AGREEMENT. Company shall have executed and delivered the Escrow Agreement substantially in the form as attached as EXHIBIT D hereto.

       7.2 CONDITIONS TO COMPANY'S OBLIGATIONS. The obligations of Company to sell the Purchased Assets at the Closing as provided hereunder shall be subject to the satisfaction and fulfillment of each of the following conditions, except as Company may expressly waive the same in writing:

                  (a) COMPLIANCE. As of the Closing Date, Purchaser shall have complied in all material respects with, and shall have fully performed, in all material respects, all conditions, covenants and obligations of this Agreement imposed on Purchaser and required to be performed or complied with by Purchaser at, or prior to, the Closing Date. Company will have received a certificate to such effect executed by Purchaser's Chief Operating Officer.

                  (b) REQUISITE APPROVAL. Purchaser will have delivered a certified copy of the resolutions of the Board of Directors of Purchaser authorizing the execution and delivery by Purchaser of this Agreement, and all Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby.

                  (c) PURCHASE PRICE. Purchaser shall have delivered the Purchase Price as set forth in Section 2.2.

                  (d) ASSIGNMENT, BILL OF SALE AND ASSUMPTION AGREEMENT. Purchaser will have executed and delivered the Assignment, Bill of Sale and Assumption Agreement to the effect and in the form attached as EXHIBIT A hereto, signed by an authorized officer of Purchaser on behalf of Purchaser.

                  (e) ESCROW AGREEMENT. Purchaser shall have executed and delivered the Escrow Agreement substantially in the form as attached as EXHIBIT D hereto.

                  (f) REGISTRATION RIGHTS AGREEMENT. Purchaser shall have executed and delivered the Registration Rights Agreement substantially in the for as attached as EXHIBIT E hereto.

8.       SURVIVAL OF WARRANTIES; INDEMNIFICATION; LIQUIDATED DAMAGES.

         8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants made by Company and Purchaser herein will survive the Closing.

         8.2 INDEMNIFICATION BY COMPANY. Company will defend, indemnify and hold harmless Purchaser, any parent, subsidiary or affiliate of Purchaser and any director, officer, manager, employee, shareholder, member, interest holder, partner, agent or attorney of Purchaser or of any parent, subsidiary or affiliate of Purchaser from and against and in respect of any and all claims, causes of action, liability, loss, damages, fines, fees, penalties, obligations, injuries including those resulting from any and all actions, suits, proceedings, demands, assessments, judgments, awards or arbitrations, together with costs and expenses including the fees of attorneys and other legal costs and expenses relating thereto (including costs of investigation, negotiation, prosecution, defense or settlement) ("LOSS") which arise out of or relate to the following:

                  (a) the failure of Company to satisfy any liability or perform any obligation or covenant required to be performed by it hereunder or under the Shareholder Consent and representation Letter; or

                  (b) any breach by Company of any of the representations and warranties (i) of the Company in this Agreement or (ii) of any of the shareholders of the Company in the Shareholder Consent and Representation Letter.

         8.4      INDEMNIFICATION LIMITATION.

         In the absence of fraud or willful misconduct,

                  (a) no Indemnified Party will be liable under this Agreement other than for the Indemnification provided for in this Section 8;

                  (b) the liability for Loss for monetary amounts for which the Indemnified Parties are liable under this Section 8is capped at the amount of the Escrow Shares deposited in the Escrow pursuant to the Escrow Agreement; and

                  (c) all claims for indemnification for Loss for monetary amounts will brought under and in accordance with the Escrow Agreement.

         8.5 INDEMNIFICATION PROCEDURE. Any claim of indemnity made by an Indemnified Person under this Section 8 must be raised in writing delivered to the Company and the Escrow Agent by no later than the Indemnification Escrow Release Date. Additionally, promptly after the receipt by Purchaser of notice or discovery of any claim, damage or legal action or proceeding giving rise to indemnification rights under this Agreement, Purchaser will give Company and the Escrow Agent written notice of such claim, damage legal action, or other Claims in accordance with Section 3 of the Escrow Agreement attached as EXHIBIT D hereto. Such claims will be resolved in accordance with Section 4 of the Escrow Agreement.

         8.6 LIQUIDATED DAMAGES. Both parties agree that the damages resulting from the failure of Company to complete its obligations under Section 1.7 or Scott Cole to complete his obligations under the Consulting Agreement are not readily ascertainable and that it would impossible to determine the amount thereof. Therefore, both parties agree that the amount of liquidated damages for such failure is $250,000 and that this is a reasonable estimate as to what the actual amount of such damages would be. The release of the Transition Escrow Shares shall not occur until completion of the Company's obligations under
Section 1.7 and Scott Cole's obligations under the Consulting Agreement.


9.       TERMINATION, AMENDMENT AND WAIVER.

         9.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing:

                  (a) by the mutual written consent of Company and Purchaser;

                  (b) by either Purchaser or Company at any time prior to Closing, if the other commits a material breach of this Agreement that is not cured within 30 days after notice thereof; or

                  (c) by either Company or Purchaser if there shall have been instituted (and not withdrawn) any action or proceeding by any governmental authority or administrative agency before any governmental authority, administrative agency or court of competent jurisdiction, or there shall be in effect any judgment, decree or order of any governmental authority, administrative agency or court of competent jurisdiction, in either case, seeking to prevent consummation of any of the transactions contemplated by this Agreement or the Ancillary Agreements, or seeking to prohibit or limit Purchaser or any of its subsidiaries from exercising all material rights and privileges pertaining to ownership of the Purchased Assets or the ownership or operation by Purchaser or any of its subsidiaries of all or a material portion of the Purchased Assets, or seeking to compel Purchaser or any of its subsidiaries to dispose of or hold separate all or any material portion of the Purchased Assets.

         9.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto; provided that nothing herein shall relieve either party from liability for any willful breach hereof.

         9.3 WAIVER. At any time prior to the Closing, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party to be bound thereby.

10.      MISCELLANEOUS.

         10.1 EXPENSES. Each of the parties hereto will bear its own costs and expenses (including attorneys' fees) in connection with the negotiation and consummation of this Agreement, the Company Ancillary Documents, and all transactions contemplated hereby and thereby.

         10.2 NOTICES. Any notice required or permitted to be given under this Agreement will be in writing and will be effective upon: (i) receipt if hand delivered; (ii) the next business day after dispatch by fax transmission or nationally recognized overnight express courier and addressed as set forth herein; or (iii) three days after dispatch by certified or registered United States mail, postage prepaid, addressed as set forth herein.

                  (a)      IF TO COMPANY:

                           Mass Music, Inc.
                           3410 Bowman Ct.
                           Santa Cruz, CA 95065
                           Attn: Thomas Tansy

                           Fax No.: (831) 479-4610

                           WITH A COPY TO:

                           Bryan Duckworth, Esq.
                           101 Park Center Plaza
                           Suite 1007
                           San Jose, CA  95113
                           Fax No.: (408) 292-1257


                  (b)      IF TO PURCHASER:

                           audiohighway.com
                           20600 Mariani Ave
                           Cupertino CA 95014
                           Attn:  Grant Jasmin
                           Fax No.: (408) 255-5591

                           WITH A COPY TO:

                           Fenwick & West LLP
                           Two Palo Alto Square
                           Palo Alto, CA  94306
                           Attn:  R. Gregory Roussel, Esq.
                           Fax No.:  (650) 494-1417

         10.3 ENTIRE AGREEMENT; CAPTIONS; CERTAIN TERMS. This Agreement, the Schedules and Exhibits hereto (which are incorporated herein by reference) and the Company Ancillary Documents together constitute the entire agreement and understanding between the parties and there are no other agreements or commitments with respect to the transactions contemplated herein or therein. This Agreement and the Company Ancillary Documents supersede any prior offer, agreement or understanding between the parties with respect to the transactions contemplated hereby and thereby. The captions in this Agreement are for convenience only and will not be considered a part of or affect the construction or interpretation of any provision of this Agreement. The terms "including," includes" or similar terms shall be deemed to mean that certain items are being referred to without limitation or exclusion of other items. The term "costs" shall be deemed to include "expenses," and vice versa.

         10.4 AMENDMENT; WAIVER. Any term or provision of this Agreement may be amended only by a writing signed by Company and Purchaser. The observance of any term or provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound by such waiver. No waiver by a party of any breach of this Agreement will be deemed to constitute a waiver of any other breach or any succeeding breach.

         10.5 NO THIRD PARTY BENEFICIARIES. Nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or to give any person, firm or corporation, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

         10.6 EXECUTION IN COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

         10.7 ASSIGNMENT. Notwithstanding any other term or provision of this Agreement to the contrary, this Agreement may not be assigned by any party hereto without the prior written consent of the other party, except that any party may assign this Agreement (and the Company Ancillary Documents) by operation of law or in connection with any merger, consolidation or sale of all or substantially all of its assets or in connection with any similar transaction without such consent.

         10.8 BENEFIT AND BURDEN. This Agreement will be binding upon, will inure to the benefit of, and be enforceable by and against, the parties hereto and their respective successors and permitted assigns.

         10.9 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement will be governed by and construed in accordance with the internal laws of the State of California (excluding application of any conflict of law doctrines that would make applicable the law of any other state or jurisdiction) and, where appropriate, applicable federal law. Subject to Section 8.11 the parties hereto submit to the exclusive jurisdiction and venue of any state or federal court located in Santa Clara County, California, for purposes of any action arising out of or relating to this Agreement and agree that service of process in any such action may be made in the manner provided herein for delivery of notices.

         10.10 SEVERABILITY. If any provision of this Agreement is for any reason and to any extent deemed to be invalid or unenforceable, then such provision will not be voided but rather will be enforced to the maximum extent then permissible under then applicable law and so as to reasonably effect the intent of the parties hereto, and the remainder of this Agreement will remain in full force and effect.

         10.11 ARBITRATION. Any contested claim for indemnification and any other dispute under this Agreement or any Company Ancillary Document shall be settled by mandatory and binding arbitration pursuant to the arbitration provisions set forth below:

                  (a) Any dispute between the parties shall be settled by arbitration in Santa Clara County, California and, except as herein specifically stated, in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA RULES") then in effect. However, in all events, the provisions of this Agreement shall govern over any conflicting rules which may now or hereafter be contained in the AAA Rules. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction over the subject matter thereof. The arbitrator shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a dispute between the parties.

                  (b) The parties to the dispute will each pay fifty percent (50%) of the initial compensation to be paid to the arbitrator in any such arbitration and fifty percent (50%) of the costs of transcripts and other normal and regular expenses of the arbitration proceedings; provided, however, that the prevailing party in any arbitration will be entitled to an award of attorneys' fees and costs, and all costs of arbitration, including those provided for above, will be paid by the losing party, and the arbitrator will be authorized to make such determinations.

                  (c) Upon the conclusion of any arbitration proceedings hereunder, the arbitrator will render findings of fact and conclusions of law and a written opinion setting forth the basis and reasons for any decision reached and will deliver such documents to the parties to the dispute, along with a signed copy of the award. The arbitrator chosen in accordance with these provisions will not have the power to alter, amend or otherwise affect the terms of the arbitration provisions set forth herein or any other provision of this Agreement or any Company Ancillary Document. Except as specifically otherwise provided in this Agreement, arbitration will be the sole and exclusive remedy of the parties for any dispute concerning the provisions or performance of the Agreement or Company Ancillary Document. The final decision of the arbitrator will be furnished to the parties in writing and will constitute a conclusive determination of the issue in question, binding upon such parties.

         10.12 ATTORNEYS' FEES. If arbitration is brought to enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover reasonable fees and costs of attorneys, including costs, expenses and fees on any appeal, to be fixed in amount by the court or the arbitrator(s).

         10.13 POST-CLOSING COOPERATION. Company agrees that, if requested by Purchaser, it will cooperate with Purchaser in enforcing the terms of any agreements between Company and any third party involving the Purchased Assets, including any terms relating to confidentiality and the protection of intellectual property rights.



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Asset Purchase Agreement by their duly authorized representatives as of the Closing Date.


"PURCHASER"                                      "COMPANY"

AUDIOHIGHWAY.COM                                 MASS MUSIC, INC.


By: /s/ Nathan M Schulhof                        By: /s/ Scott Cole
    ----------------------------------               --------------------------
    Nathan M. Schulhof, President                    Scott Cole, Chief Financial
    and Chief Executive Officer                      Officer


By: /s/ Grant Jasmin                             By: /s/ Thomas F. Tansy
    ----------------------------------               --------------------------
    Grant Jasmin, Chief Operating                    Thomas F. Tansy,
    Officer                                          Chief Executive Officer
                                                     and President

                             SCHEDULES AND EXHIBITS


Exhibit A                    Assignment, Bill of Sale and Assumption Agreement

Exhibit B                    Shareholder Consent and Representations

Exhibit C                    Consulting Agreement by and between Scott Cole and
                             audiohighway.com

Exhibit D                    Escrow Agreement

Exhibit E                    Registration Rights Agreement

Schedule 1.1(A)              Software

Schedule 1.1(B)              Patents, Copyrights and Applications Therefor

Schedule 1.1(C)              Trademarks, Trade Names and Service Marks

Schedule 1.1(D)              Contracts

Schedule 1.1(E)              Other Tangible Assets

Schedule 1.2                 Assumed Liabilities

Schedule 2.2                 Valuation of Purchased Assets

Schedule 3                   Schedule of Exceptions

Schedule 3.6                 Distribution Agreements

Schedule 3.13                List of Creditors

Schedule 3.14                Insider Transactions

                                    EXHIBIT A


                ASSIGNMENT, BILL OF SALE AND ASSUMPTION AGREEMENT

                ASSIGNMENT, BILL OF SALE AND ASSUMPTION AGREEMENT



         This Assignment, Bill of Sale and Assumption Agreement (this "AGREEMENT") is made between audiohighway.com, a California corporation ("PURCHASER"), and Mass Music, Inc., a California corporation ("COMPANY") and dated as of April 14, 1999. Company and Purchaser are parties to a certain Asset Purchase Agreement by and between Purchaser and Company, dated as of January 1, 1999 (the "PURCHASE AGREEMENT"). Capitalized terms used without definitions herein will have the meanings ascribed to such terms in the Purchase Agreement.

         1. SALE AND ASSIGNMENT OF PURCHASED ASSETS. Pursuant to the Purchase Agreement, Purchaser has on the date hereof purchased the Purchased Assets from Company. Company does hereby sell, assign, bargain, transfer, convey and deliver unto Purchaser all of the right, title and interest in and to the Purchased Assets, free and clear of any and all Liens (as defined in Section 3.4 of the Purchase Agreement).

         2. ASSUMPTION OF ASSUMED LIABILITIES. Purchaser does not agree to assume or pay any debts, obligations or liabilities of Company not expressly assumed by Purchaser in the Purchase Agreement.

         3. COOPERATION. Purchaser and Company agree to cooperate with each other to execute and deliver such other documents and instruments and to do such further acts and things as may be reasonably requested by the other to evidence, document or carry out the sale of the Purchased Assets.

         4. EFFECT OF AGREEMENT. Nothing in this Agreement will, or will be deemed to, modify or otherwise affect any provisions of the Purchase Agreement or affect the rights of the parties under the Purchase Agreement. In the event of any conflict between the provisions hereof and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement will govern and control.

         IN WITNESS WHEREOF, Company and Purchaser have caused this Assignment, Bill of Sale and Assumption Agreement to be executed on the date first written above.


"PURCHASER"                                 "COMPANY"

AUDIOHIGHWAY.COM                            MASS MUSIC, INC.


By                                          By:
  ---------------------------------------      ---------------------------------
    Grant Jasmin, Chief Operating Officer      Scott Cole, Chief Financial
                                               Officer

By:                                         By:
  ---------------------------------------      ---------------------------------

    Nathan M. Schulhof, President and          Thomas F. Tansy, Chief Executive
    Chief Executive Officer                    Officer and President

                                    EXHIBIT B

                     SHAREHOLDER CONSENT AND REPRESENTATIONS

           WRITTEN CONSENT AND REPRESENTATIONS OF THE SHAREHOLDERS
                                       OF
                                MASS MUSIC, INC.
                                 APRIL 14, 1999

         The undersigned, being the shareholders of Mass Music, Inc., a California Corporation (the "COMPANY"), do hereby consent to and approve the adoption of the following resolutions, without a meeting, pursuant to Section 603(a) of the California Corporations Code and the Bylaws of the Corporation, effective as of the date first set forth above (unless otherwise noted in the resolution):


APPROVAL OF SALE OF ASSETS AND RELATED AGREEMENTS

         WHEREAS, it is in the best interests of the Company to proceed with the proposed sale of substantially all of the Company's assets (the "ASSETS") to audiohighway.com, a California corporation (the "PURCHASER"), pursuant to the Asset Purchase Agreement by and between the Company and the Purchaser in substantially the form of that attached hereto as EXHIBIT A with such changes as the Company's President may approve (the "PURCHASE AGREEMENT"):

         RESOLVED, that the sale by the Company of substantially all of its assets to the Purchaser pursuant to the Purchase Agreement is hereby adopted and approved.

         RESOLVED FURTHER, that the Purchase Agreement, each agreement and document to be entered pursuant to the terms of the Purchase Agreement, including, without limitation, the Assignment and Bill of Sale, Escrow Agreement and Registration Rights Agreement, each substantially in the form attached to the Purchase Agreement with such changes as the President of the Company may approve (the "RELATED AGREEMENTS"), and each other transaction contemplated by the Purchase Agreement are hereby adopted and approved and that the officers of the Company, and any of them acting without, the others, are authorized and directed to execute delivery on behalf of the Company the Purchase Agreement and the Related Agreements and to cause the Company to perform its obligations thereunder.

REPRESENTATIONS AND WARRANTIES

         In order to induce the Purchaser to enter the Purchase Agreement and the agreements, documents and transactions contemplated by the Purchase Agreement each of the undersigned shareholders (referred to individually as "SHAREHOLDER") individually represents and warrants the following for the benefit and reliance of the Purchaser:

                  OWNERSHIP OF SHARES. Shareholder owns the shares of Company common stock set forth on the signature page hereof free and clear of all pledges, liens, licenses, security interests, restrictions, encumbrances, charges title retention, conditional sale or other security arrangements.

                  PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Should Shareholder acquire any shares of Purchaser (the "RESTRICTED SHARES"), shareholder will be acquiring the Restricted Securities for Shareholder's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Restricted Securities within the meaning of the Securities Act of 1933, as amended (the "1933 ACT"). Shareholder has no present intention of selling or otherwise disposing of all or any portion of the Restricted Securities and no one other than Shareholder has any beneficial ownership of any of the Restricted Securities.

                  ACCESS TO INFORMATION. Shareholder has had access to all information regarding the Purchaser and its present and prospective business, assets, liabilities and financial condition that Shareholder considers pertinent in making the decision to execute and deliver this consent, and Shareholder has had ample opportunity to ask questions of the Purchaser's representatives concerning such matters.

                  UNDERSTANDING OF RISKS. Shareholder is fully aware of: (i) the highly speculative nature of the shares of the Purchaser's common stock to be issued by the Purchaser in connection with the Purchase Agreement (the "RESTRICTED SECURITIES"); (ii) the financial hazards involved; (iii) the lack of liquidity of the Restricted Securities and the restrictions on transferability of the Restricted Securities (E.G., that Shareholder may not be able to sell or dispose of the Restricted Securities or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Purchaser; and (v) the tax consequences of investment in the Restricted Securities.

                  PURCHASER'S QUALIFICATIONS. Shareholder has a preexisting personal or business relationship with the Purchaser and/or certain of its officers and/or directors of a nature and duration sufficient to make Shareholder aware of the character, business acumen and general business financial circumstances of the Purchaser and/or such officers and directors. By reason of Shareholder's business or financial experience, Shareholder is capable of evaluating the merits and risks of this investment, has the ability to protect Shareholder's own interest in this transaction and is financially capable of bearing a total loss of this investment.

                  NO GENERAL SOLICITATION. At no time was Shareholder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale purchase or the Restricted Securities.

                  COMPLIANCE WITH SECURITIES LAWS. Shareholder understands and acknowledges that, in reliance upon the representations and warranties made by Shareholder herein, the Restricted Securities are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified under the California Corporate Securities Law of 1968, as amended (the "LAW"), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law which impose certain restrictions on Purchaser's ability to transfer the Restricted Securities.

                  RESTRICTIONS ON TRANSFER. Shareholder understands that the Purchaser's issuance of the Restricted Securities to the Company (and the Company's distribution of any such securities to Shareholder, should such distribution occur) will not be registered under the Security Act of 1933, as amended (the "SECURITIES ACT"), under the California Corporate Securities Law of 1968, as amended (the "LAW") or under any state securities law, that neither the Company nor Shareholder may transfer any Restricted Securities unless such Restricted Securities are registered under the Securities Act or qualified under the Law or other applicable state securities laws or unless exemptions from such registration and qualification requirements are available. Shareholder understands that only the Purchaser may file a registration statement with the SEC or the California Commissioner of Corporations or other applicable state securities commissioners and that the Purchaser is under no obligation to do so with respect to the Restricted Securities except as set forth in the Registration Rights Agreement. Shareholder has also been advised that exemptions from registration and qualification may not be available or may not permit Shareholder to transfer all or any of the Restricted Securities in the amounts or at the times proposed by Shareholder.

         RULE 144. In addition, Shareholder has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Registered Securities and, in any event, requires that the Restricted Securities be held for a minimum of one year after they have been purchased AND PAID FOR (within the meaning of Rule 144), before they may be resold under Rule 144. Shareholder understands that Rule 144 may indefinitely restrict transfer of the Restricted Securities so long as "current public information" about the Purchaser (as defined in Rule 144) is not publicly available.

                  LIMITED REGISTRATION RIGHTS. Shareholder understands that Shareholder's right to register the Restricted Securities are limited to one piggyback registration pursuant to the Registration Rights Agreement for one year from the date of the Registration Rights Agreement.

                  LEGENDS. Shareholder understands and agrees that the Purchaser will place the appropriate restrictive legends on any stock certificate(s) evidencing the Restricted Securities, together with any other legends that Purchaser may consider to be required by state or federal securities laws, the Purchaser's Articles of Incorporation or

Bylaws, any other agreement between Shareholder and the Purchaser or any agreement between Shareholder and any third party.

                  STOP-TRANSFER INSTRUCTIONS. Shareholder agrees that the Purchaser may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and, if the Purchaser transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  REFUSAL TO TRANSFER. The Purchaser will not be required to (i) transfer on its books any Restricted Securities that have been sold or otherwise transferred in violation of any of the restrictions placed on the Restricted Securities or (ii) treat as owner of such Restricted Securities, or to accord the right to vote or pay dividends, to any shareholder or other trustee to whom such Restricted Securities have been so transferred.

                  LIMITATIONS ON THE COMPANY'S DISTRIBUTION OF THE RESTRICTED SECURITIES. Shareholder recognizes that before the Company may distribute any of the Restricted Securities to any Shareholder the following requirements must be satisfied: (i) the initial requirements set forth in Sections 2.2(a) and 7.1 of the Purchase Agreement; (ii) the indemnification requirements set forth in Sections 2.2(c), 5.5 and 8 of the Purchase Agreement; or (iii) the transition requirements set forth in Sections 1.7 and 2.2(b) of the Purchase Agreement. Before the Shareholder receives any of the Restricted Securities, the distribution requirements set forth in Sections 5.12 and 5.14 of the Purchase Agreement (including the requirement that the Company will not make any distribution until its debts and obligations have been fully paid or provided for and as otherwise required under Sections 500 et seq. of the California Corporation Code) must be satisfied.

                  COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Restricted Securities will be subject to and conditioned upon compliance by the Purchaser, Company and Shareholder with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Purchaser's Common Stock may be listed or quoted at the time of such issuance or transfer.




                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

This consent may be executed in any number of counterparts, each of which when so executed and delivered to the Corporation shall be deemed an original, and such counterparts together shall constitute one instrument.


SHAREHOLDER

NAME AND SIGNATURE                       NO. OF SHARES OF THE COMPANY'S COMMON
                                         STOCK OWNED BY SHAREHOLDER

------------------------------------     -------------------------------------

------------------------------------     -------------------------------------

------------------------------------     -------------------------------------

------------------------------------     -------------------------------------

------------------------------------     -------------------------------------

------------------------------------     -------------------------------------

                                    EXHIBIT A

                            ASSET PURCHASE AGREEMENT

                                    EXHIBIT C


                              CONSULTING AGREEMENT





                                      2-

                              CONSULTING AGREEMENT

         This Consulting Agreement (the "AGREEMENT") is made as of April 14, 1999 (the "EFFECTIVE DATE"), by and between audiohighway.com, a California corporation ("COMPANY"), and Scott Cole, an individual ("CONSULTANT").

                                  R E C I T A L

         Consultant desires to perform, and Company desires to have Consultant perform consulting services as an independent contractor to Company.

         NOW, THEREFORE, the parties agree as follows:

         1.       SERVICES.

                  (a) PERFORMANCE. Consultant agrees to use his best efforts to perform the consulting services (the "SERVICES") described in detail on EXHIBIT A to this Agreement (the "PROJECT DESCRIPTION") prior to the completion date specified on the Project Description (the "COMPLETION DATE").

                  (b) PAYMENT. As sole compensation for the performance of the Services, Company will:

                           (i) release the Transition Escrow Shares pursuant to
                  Section 2.2(b) of the Asset Purchase Agreement by and between Company and Mass Music. Inc., dated the date hereof and
                  Section 2(d) of the Escrow Agreement by and among Company, Mass Music, Inc. and State Street Bank and Trust Company of California, N.A., dated the date hereof

                           (ii) pay Consultant the hourly consulting rate stated
                  in the Project Description for each hour spent in performance of the Services up to the maximum fee stated.

Reasonable expenses incurred by Consultant in performing the Services will reimbursed by Company provided the prior written approval of Company is obtained. Consultant will invoice Company on a monthly basis for the number of hours spent in performing the Services. Consultant will receive no royalty or other remuneration on the production or distribution of any products developed by Company or by Consultant in connection with or based upon the Services ("PRODUCTS").

         2.       RELATIONSHIP OF PARTIES.

                  (a) INDEPENDENT CONTRACTOR. Consultant is an independent contractor and is not an agent or employee of, and has no authority to bind, Company by contract or otherwise. Consultant will perform the Services under the general direction of Company, but Consultant will determine, in Consultant's sole discretion, the manner and means by which the Services are accomplished, subject to the requirement that Consultant shall at all times comply with applicable law. Company has no right or authority to control the manner or means by which the Services are accomplished.

                  (b) EMPLOYMENT TAXES AND BENEFITS. Consultant will report as income all compensation received by Consultant pursuant to this Agreement. Consultant will indemnify


                                      3-

Company and hold it harmless from and against all claims, damages, losses and expenses, including reasonable fees and expenses of attorneys and other professionals, relating to any obligation imposed by law on Company to pay any withholding taxes, social security, unemployment or disability insurance, or similar items in connection with compensation received by Consultant pursuant to this Agreement. Consultant will not be entitled to participate in any plans, arrangements, or distributions by Company pertaining to any bonus, stock option, profit sharing, insurance or similar benefits for Company's employees.

                  (c) Liability Insurance. Consultant will maintain adequate insurance to protect Consultant from the following: (a) claims under worker's compensation and state disability acts; (b) claims for damages because of bodily injury, sickness, disease or death which arise out of any negligent act or omission of Consultant; and (c) claims for damages because of injury to or destruction of tangible or intangible property, including loss of use resulting therefrom, which arise out of any negligent act or omission of Consultant.

         3.       PROPERTY OF COMPANY.

                  (a) DEFINITION. For the purposes of this Agreement, "DESIGNS AND MATERIALS" shall mean all designs, discoveries, inventions, products, computer programs, procedures, improvements, developments, drawings, notes, documents, information and materials made, conceived or developed by Consultant alone or with others which result from or relate to the Services.

                  (b) ASSIGNMENT OF OWNERSHIP. Consultant hereby irrevocably transfers and assigns any and all of its right, title, and interest in and to Designs and Materials, including but not limited to all copyrights, patent rights, trade secrets and trademarks, to Company. Designs and Materials will be the sole property of Company and Company will have the sole right to determine the treatment of any Designs and Materials, including the right to keep them as trade secrets, to file and execute patent applications on them, to use and disclose them without prior patent application, to file registrations for copyright or trademark on them in its own name, or to follow any other procedure that Company deems appropriate. Consultant agrees: (a) to disclose promptly in writing to Company all Designs and Materials; (b) to cooperate with and assist Company to apply for, and to execute any applications and/or assignments reasonably necessary to obtain, any patent, copyright, trademark or other statutory protection for Designs and Materials in Company's name as Company deems appropriate; and (c) to otherwise treat all Designs and Materials as "Confidential Information," as defined below. These obligations to disclose, assist, execute and keep confidential will survive any expiration or termination of this Agreement.

                  (c) MORAL RIGHTS WAIVER. "MORAL RIGHTS" means any right to claim authorship of a work, any right to object to any distortion or other modification of a work, and any similar right, existing under the law of any country in the world, or under any treaty. Consultant hereby irrevocably transfers and assigns to Company any and all Moral Rights that Consultant may have in any Services, Designs and Materials or Products. Consultant also hereby forever waives and agrees never to assert against Company, its successors or licensees any and all Moral Rights Consultant may have in any Services, Designs and Materials or Products, even after expiration or termination of this Agreement.


                                      4-

                  (d) EMPLOYEES' CONFIDENTIALITY AGREEMENT. Consultant will ensure that each of his employees who will have access to the Designs and Materials or Confidential Information of Company executes an agreement, the form of which has been approved by Company (the "CONFIDENTIALITY AGREEMENT"), acknowledging Company's exclusive ownership and control of the Designs and Materials, obligating the employee to keep all Confidential Information confidential and not to use the Designs and Materials or Confidential Information in any way, commercially or otherwise, except in performing the Services, and transferring to Company and waiving any and all Moral Rights in the Services, Designs and Materials and Products.

         4. CONFIDENTIAL INFORMATION. Consultant acknowledges that Consultant will acquire information and materials from Company and knowledge about the business, products, programming techniques, experimental work, customers, clients and suppliers of Company and that all such knowledge, information and materials acquired, the existence, terms and conditions of this Agreement, and the Designs and Materials, are and will be the trade secrets and confidential and proprietary information of Company (collectively "CONFIDENTIAL INFORMATION"). Confidential Information will not include, however, any information which is or becomes part of the public domain through no fault of Consultant or that Company regularly gives to third parties without restriction on use or disclosure. Consultant agrees to hold all such Confidential Information in strict confidence, not to disclose it to others or use it in any way, commercially or otherwise, except in performing the Services, to disclose it to Consultant's employees only on a need-to-know basis and only to employees who have signed the Confidentiality Agreement, and not to allow any unauthorized person access to it, either before or after expiration or termination of this Agreement. Consultant further agrees to take all action reasonably necessary and satisfactory to protect the confidentiality of the Confidential Information including, without limitation, implementing and enforcing operating procedures to minimize the possibility of unauthorized use or copying of the Confidential Information.

         5. INDEMNIFICATION BY CONSULTANT. Consultant will indemnify Company and hold it harmless from and against all claims, damages, losses and expenses, including court costs and reasonable fees and expenses of attorneys, expert witnesses and other professionals, arising out of or resulting from, and, at Company's option, Consultant will defend Company against:

                  (a) any action by a third party against Company that is based on any claim that any Services performed under this Agreement, or their results, infringe a patent, copyright or other proprietary right or violate a trade secret; and

                  (b) any action by a third party against Company that is based on any negligent act or omission or willful conduct of Consultant or employees of Consultant and which results in: (i) any bodily injury, sickness, disease or death; (ii) any injury or destruction to tangible or intangible property (including computer programs and data) or any loss of use resulting therefrom; or (iii) any violation of any statute, ordinance, or regulation.


                                      5-

         6.       TERMINATION AND EXPIRATION.

                  (a) BREACH. Either party may terminate this Agreement in the event of a breach by the other party of this Agreement if such breach continues uncured for a period of ten (10) days after written notice.

                  (b) AUTOMATIC. This Agreement terminates automatically, with no further action of either party, if Consultant is adjudicated bankrupt, files a voluntary petition of bankruptcy, makes a general assignment for the benefit of creditors, is unable to meet its obligations in the normal course of business or if a receiver is appointed on account of Consultant's insolvency.

                  (c) EXPIRATION. Unless terminated earlier, this Agreement will expire on the Completion Date.

                  (d) NO ELECTION OF REMEDIES. The election by Company to terminate this Agreement in accordance with its terms shall not be deemed an election of remedies, and all other remedies provided by this Agreement or available at law or in equity shall survive any termination.

     7. EFFECT OF EXPIRATION OR TERMINATION. Upon the expiration or termination of this Agreement for any reason:

                  (a) each party will be released from all obligations to the other arising after the date of expiration or termination, except that expiration or termination of this Agreement will not relieve Consultant of its obligations under Sections 2(b), 3, 4, 5, 8, 9(b) and 10, nor will expiration or termination relieve Consultant or Company from any liability arising from any breach of this Agreement; and

                  (b) Consultant will promptly notify Company of all Confidential Information, including but not limited to the Designs and Materials, in Consultant's possession and, at the expense of Consultant and in accordance with Company's instructions, will promptly deliver to Company all such Confidential Information.

         8. LIMITATION OF LIABILITY. IN NO EVENT SHALL COMPANY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH THIS AGREEMENT, EVEN IF COMPANY HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

         9.       COVENANTS.

                  (a) PRE-EXISTING OBLIGATIONS. Consultant represents and warrants that Consultant is not under any pre-existing obligation inconsistent with the provisions of this Agreement.

                  (b) SOLICITATION OF EMPLOYMENT. Because of the trade secret subject matter of Company's business, Consultant agrees that he will not solicit the services of any of the employees, consultants, suppliers or customers of Company during the term of this Agreement and for six (6) months thereafter.


                                      6-

         10.      GENERAL.

                  (a) ASSIGNMENT. Consultant may not assign Consultant's rights or delegate Consultant's duties under this Agreement either in whole or in part without the prior written consent of Company. Any attempted assignment or delegation without such consent will be void.

                  (b) EQUITABLE REMEDIES. Because the Services are personal and unique and because Consultant will have access to Confidential Information of Company, Company will have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that Company may have for a breach of this Agreement.

                  (c) ATTORNEYS' FEES. If any action is necessary to enforce the terms of this Agreement, the substantially prevailing party will be entitled to reasonable attorneys' fees, costs and expenses in addition to any other relief to which such prevailing party may be entitled.

                  (d) GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflict of laws. If any provision of this Agreement is for any reason found to be unenforceable, the remainder of this Agreement will continue in full force and effect.

                  (e) NOTICES. Any notices under this Agreement will be sent by certified or registered mail, return receipt requested, to the address specified below or such other address as the party specifies in writing. Such notice will be effective upon its mailing as specified.

                  (f) COMPLETE UNDERSTANDING; MODIFICATION. This Agreement, together with Exhibit A, constitutes the complete and exclusive understanding and agreement of the parties and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by the parties hereto.









                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK


                                      7-

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the Effective Date.



COMPANY:                               CONSULTANT:


By:
   -----------------------------       ---------------------------------------
                                        Scott Cole


Title:
      -------------------------





                                        Federal Tax I.D. Number


                                        ---------------------------------------


Address:                               Address:
         -------------------------              -------------------------------


----------------------------------     -----------------------------------------


----------------------------------     -----------------------------------------





                     SIGNATURE PAGE TO CONSULTING AGREEMENT


                                      8-

                                    EXHIBIT A


                               PROJECT DESCRIPTION

         This Project Description is issued under and subject to all of the terms and conditions of the Consulting Agreement dated as of April 14, 1999 by and between Company and Consultant (the "CONSULTING AGREEMENT"). Capitalized terms used without definitions herein will have the meanings ascribed to such terms in the Consulting Agreement.



1.     RESULTS TO BE ACHIEVED:

         Consultant shall assist the transfer of all tangible assets, intellectual property and company knowledge regarding the maintenance and operation of the online store and other functional aspects of the URL "http://www.massmusic.com" (the "SITE"), to Company such that Company can operate the Site and the business generated from the Site in a self supporting manner.

         Specifically, Consultant shall train Company to, and the Site shall be operating in such manner that Company can:

         (a) operate the scripts and procedures required so as to allow the Company to operate, update and maintain the Site on the World Wide Web;

         (b) update and maintain music supplier electronic catalogs and all other external interfaces;

         (c) operate back-end reporting systems;

         (d) update and maintain the interface to Bargain America;

         (e) generate, maintain and mine customer lists from the Site; and

         (f) process credit card orders over the Internet.

2. SERVICES TO BE PROVIDED:

         In order to achieve these Results:

         (a) Consultant agrees to provide up to 80 hours of on-site consulting services over a three month period in order to facilitate the transition of the online merchandising service from Mass Music/Bargain America to Company. Specifically, these 80 hours shall be approximately broken down into:

          (i) 15 hours per week for the 2 weeks following the Effective Date;

          (ii) 8 hours per week during the subsequent 6 weeks or other times as may be reasonably requested with at least 48 hours notice by Company, which may include evenings and weekends.

         (b) Beyond the 90 days after the start date hereof or 80 hours of Services, whichever expires first, Consultant agrees to provide, after receiving at least 48 hours notice, which may include evening and weekends, ongoing engineering support at a rate of $100.00 per hour. Such ongoing assistance shall be provided only at the request of Company

         All Services shall be performed under the direction and management of Company. Although both parties recognize that time is of the essence in the electronic commerce industry, both parties shall reasonably accommodate the scheduling conflicts of the other, provided the Services are performed in a timely manner. If the abovementioned Results are achieved to the reasonable satisfaction of Company before the 90 days have elapsed or 80 hours of Service has been provided by the Consultant, Company may, in its discretion, waive the remaining hours of Service required of Consultant.

3. HOURLY CONSULTING RATE: The first 80 hours of Services to be performed within 90 days after the Start Date the Hourly Consulting Rate shall be $50.00 per hour. After 80 hours of Service have been provided or 90 days have elapsed the Hourly Consulting Rate shall be $100.00 per hour.

4.  MAXIMUM NUMBER OF HOURS:          200

5.  MAXIMUM CONSULTING FEE:           $25,000

6.  START DATE:                        April 15, 1999

7.  COMPLETION DATE:                   90 days after the Start Date

AGREED AS OF APRIL 14, 1999



COMPANY:

By:
       -----------------------------------


Title:
       -----------------------------------


CONSULTANT:


--------------------------------------------
Scott Cole



                                      2-

                                    EXHIBIT D


                                ESCROW AGREEMENT









                                      3-

                                ESCROW AGREEMENT


         This Escrow Agreement (this "AGREEMENT") is made and entered into as of April 14, 1999, by and among audiohighway.com, a California corporation ("PURCHASER"), Mass Music, Inc., a California corporation ("COMPANY") and State Street Bank and Trust Company of California, N.A., as escrow agent (the "ESCROW AGENT").

                                    RECITALS

         A. This Agreement is entered into in connection with and is ancillary to that certain Asset Purchase Agreement by and between Purchaser and Company, dated as of January 1, 1999 (the "PURCHASE Agreement"), a copy of which is attached hereto as EXHIBIT A, pursuant to which Purchaser shall purchase substantially all of the assets of Company (the "PURCHASE"). Capitalized terms that are used in this Agreement and are not otherwise defined herein will have the same meanings that such terms have in the Purchase Agreement.

         B. The Purchase Agreement provides that 100% of the shares of Purchaser Common Stock that are to be issued in the Purchase to the Company (the "ESCROW SHARES") and $150,000.00 in cash are to be withheld by Purchaser and placed in an escrow account (the "ESCROW ACCOUNT") to secure certain indemnification obligations of the Company to Purchaser and other Indemnified Parties (as defined in the Purchase Agreement) under the Purchase Agreement on the terms and conditions set forth herein. 37.5% of the Escrow Shares and the $150,000.00 in cash are referred to herein as the "INITIAL ESCROW SHARES AND CASH." 31.25% of the Escrow Shares are referred to herein as the "TRANSITION ESCROW SHARES." The remaining 31.25% of the Escrow Shares are referred to herein as the "INDEMNIFICATION ESCROW SHARES." The Escrow Shares of Company required to be deposited in the Escrow Account pursuant to this Agreement are shown on EXHIBIT B attached hereto.

         C. The parties hereto desire to establish the terms and conditions pursuant to which the Escrow Shares will be deposited, held in, and disbursed from the Escrow Account.

                                    AGREEMENT

         The parties to this Agreement, intending to be legally bound, agree as follows:

         1.       ESCROW AND INDEMNIFICATION.

                  (a) DEPOSIT OF ESCROW SHARES. Purchaser will give the Escrow Agent prompt written notice of the closing of the Purchase (the "EFFECTIVE TIME"). Promptly after the Effective Time, Purchaser or its transfer agent will deliver and deposit with the Escrow Agent the Purchaser stock certificates registered in the name of the Company representing the Escrow Shares (the "PRINCIPAL ESCROW SHARES"), who will hold them in escrow as collateral for the obligations of the Company under the Purchase Agreement until Purchaser is required to release its interest in such Escrow Shares pursuant to the terms of this Agreement. As used herein, the


                                      4-

"Escrow Shares" will include any "Additional Escrow Shares" as that term is defined in Section 2(b) hereof. The Escrow Agent agrees to accept delivery of the Escrow Shares and to hold such Escrow Shares in escrow subject to the terms and conditions of this Agreement. In the event Purchaser issues any Additional Escrow Shares, the Purchaser stock certificates representing such Additional Escrow Shares will be delivered by Purchaser or its transfer agent to the Escrow Agent in the same manner as the certificates for the Principal Escrow Shares were to be delivered under the foregoing provisions of this Section 1(a). Unless and until the Escrow Agent receives such Additional Escrow Shares, it may assume that none have been issued.

                  (b) DEPOSIT OF CASH. Promptly after the Effective Time, Purchaser will deliver and deposit $150,000.00 in cash (the "CASH") with the Escrow Agent, who will hold the Cash in escrow as collateral for the closing obligations of the Company under Section 7.1 of the Purchase Agreement until Purchaser is required to release its interest in the Cash pursuant to the terms of this Agreement. The Escrow Agent agrees to accept delivery of the Cash and to hold such Cash in escrow subject to the terms and conditions of this Agreement. The Cash will remain uninvested while held by the Escrow Agent and Company will not be entitled to any interest thereupon.

                  (c) INDEMNIFICATION. Purchaser and the other Indemnified Parties are indemnified pursuant to the terms of Section 8 of the Purchase Agreement (which terms are incorporated herein by reference) from and against any Damages, subject to the limitations set forth in Section 8 of the Purchase Agreement and in this Agreement. (For purposes of this Agreement, references to Purchaser with respect to such indemnification will include all other Indemnified Parties, as applicable.) The Escrow Shares will be security for this indemnity obligation, subject to the limitations, and in the manner provided, in
Section 8 of the Purchase Agreement and in this Agreement. Following the receipt by Purchaser of notice or discovery of any claim, damage or legal action or proceeding giving rise to indemnification rights under the Purchase Agreement, Purchaser will give Company and the Escrow Agent written notice of such claim, damage, legal action or proceeding in accordance with Section 3 hereof. Purchaser may assert a claim for indemnification pursuant to Section 8 of the Purchase Agreement for which Purchaser may recover Escrow Shares (a "CLAIM") by giving Company and the Escrow Agent written notice of such Claim in accordance with Section 3 below at any time prior to the Indemnification Escrow Release Date (as defined in Section 2(e) below).

         2.       DEPOSIT OF STOCK POWERS; RELEASE FROM ESCROW.

                  (a) DELIVERY OF STOCK POWERS. Prior to the Effective Time, Company has delivered to the Escrow Agent three (3) duly endorsed stock powers for each certificate representing Company's Principal Escrow Shares bearing a medallion stamp guarantee in the form of EXHIBIT C attached hereto. In the event any Additional Escrow Shares are issued, Company will promptly execute and deliver to the Escrow Agent three (3) additional stock powers for each certificate representing Company's Additional Escrow Shares (as defined in
Section 2(b) below).


                                      5-

                  (b) DIVIDENDS, VOTING AND RIGHTS OF OWNERSHIP. Except for tax-free dividends paid in stock declared with respect to the Escrow Shares pursuant to Section 305(a) of the Internal Revenue Code of 1986, any shares of Purchaser stock issued as a result of, or issued upon the conversion or exercise of any security issued as a result of, any stock dividend, reclassification, stock split, subdivision or combination of shares, recapitalization, merger or other events occurring with respect to the Escrow Shares while they are held in escrow under this Agreement ( "ADDITIONAL ESCROW SHARES") will be held in escrow in the same manner and in the same proportions as the Escrow Shares, and will be considered to be Escrow Shares. Company will have the right to vote the Escrow Shares deposited in the Escrow Account for the account of Company so long as such Escrow Shares are held in escrow, and Purchaser will take all reasonable steps necessary to allow the exercise of such rights. While the Escrow Shares are registered in the name of Company and remain in the Escrow Agent's possession pursuant to this Agreement, Company will retain and will be able to exercise all other incidents of ownership of said Escrow Shares that are not inconsistent with the terms and conditions hereof.

                  (c) DISTRIBUTION TO COMPANY OF INITIAL ESCROW SHARES AND CASH. Upon receipt by the Escrow Agent of a certificate of the Purchaser to the effect that the Company and others have complied with the closing obligations of the Company specified in Section 7.1 of the Purchase Agreement (the date such receipt being referred to as the "INITIAL ESCROW RELEASE DATE"), on which certificate the Escrow Agent may rely without inquiry, the Escrow Agent will release, or cause Purchaser's stock transfer agent to release, from escrow Company's Initial Escrow Shares and Cash, including Company's Additional Escrow Shares derived therefrom. Within ten (10) business days of the Initial Escrow Release Date or, after the date when the applicable release condition hereunder is met, the Escrow Agent will deliver to the Company the requisite number of Escrow Shares to be released to Company as identified by Purchaser in writing within such ten (10) business day period. Such delivery will be in the form of Purchaser stock certificates issued in the name of Company, delivered to Company's address set forth in Exhibit B. Cash in amounts furnished to the Escrow Agent by Purchaser will be paid in lieu of fractions of Escrow Shares in an amount equal to the product determined by multiplying such fraction by the Common Stock Price (as defined in Section 4(c)). Within five (5) business days after written request from Company, Purchaser will submit to the Escrow Agent and Company a certified schedule of the cash amounts payable for fractional shares and will deposit with Escrow Agent sufficient funds to pay such cash amounts for fractional shares. If not all of the cash delivered by Purchaser to the Escrow Agent is immediately distributable, the Escrow Agent will hold uninvested the undistributed cash pending later distribution. All cash deposited with the Escrow Agent pursuant to the Purchase Agreement or this Agreement will remain uninvested while held by the Escrow Agent and Company will not be entitled to any interest thereupon.

                  (d) DISTRIBUTION TO COMPANY OF TRANSITION ESCROW SHARES. Upon receipt by the Escrow Agent of a certificate of the Purchaser to the effect that the Company and others have complied with the transfer obligations specified in
Section 1.7 of the Purchase Agreement and the Consulting Agreement by and between Scott Cole and audiohighway.com dated April 14, 1999, substantially in the form attached to the Purchase Agreement as Exhibit C (the date of such receipt being referred to as the "TRANSITION ESCROW RELEASE DATE"), on which certificate the Escrow Agent may rely without inquiry, the Escrow Agent will release or cause Purchaser's


                                      6-
stock transfer agent to release from escrow Company's Transition Escrow Shares, including Company's Additional Escrow Shares derived therefrom. Within ten (10) business days of the Transition Escrow Release Date or, after the date when the applicable release condition hereunder is met, the Escrow Agent will deliver to the Company the requisite number of Escrow Shares to be released to Company as identified by Purchaser in writing within such ten (10) business day period. Such delivery will be in the form of Purchaser stock certificates issued in the name of Company, delivered to Company's address set forth in Exhibit B. Cash in amounts furnished to the Escrow Agent by Purchaser will be paid in lieu of fractions of Escrow Shares in an amount equal to the product determined by multiplying such fraction by the Common Stock Price (as defined in Section 4(c). Within five (5) business days after written request from Company, Purchaser will submit to the Escrow Agent and Company a certified schedule of the cash amounts payable for fractional shares and will deposit with Escrow Agent sufficient funds to pay such cash amounts for fractional shares. If not all of the cash delivered by Purchaser to the Escrow Agent is immediately distributable, the Escrow Agent will hold uninvested the undistributed cash pending later distribution.

                  (e) DISTRIBUTION TO COMPANY OF INDEMNIFICATION ESCROW SHARES. On the first anniversary of the Effective Time (the "INDEMNIFICATION ESCROW RELEASE DATE"), the Escrow Agent will release or cause Purchaser's stock transfer agent to release from escrow Company's Indemnification Escrow Shares, including Company's Additional Escrow Shares derived therefrom, less (A) any Escrow Shares delivered to Purchaser in accordance with Section 4 hereof in satisfaction of Claims by Purchaser and less (B) any Escrow Shares that may be subject to delivery to Purchaser in accordance with Section 4 hereof with respect to any then pending but unresolved Claims of Purchaser. Any Escrow Shares held as a result of clause (B) will be released to the Company or released to Purchaser for cancellation (as appropriate in accordance with the terms of this Agreement) promptly upon resolution of each specific Claim involved. Within ten (10) business days of the Indemnification Escrow Release Date or, with respect to any Escrow Shares held as a result of clause (B) above, after the date when the applicable release condition hereunder is met, the Escrow Agent will deliver to the Company, the requisite number of Escrow Shares to be released to Company as identified by Purchaser in writing within such ten
(10) business day period. Such delivery will be in the form of Purchaser stock certificates issued in the name of Company, delivered to Company's address set forth in Exhibit B. Cash in amounts furnished to the Escrow Agent by Purchaser will be paid in lieu of fractions of Escrow Shares in an amount equal to the product determined by multiplying such fraction by the Common Stock Price (as defined below). Within five (5) business days after written request from Company, Purchaser will submit to the Escrow Agent and Company a certified schedule of the cash amounts payable for fractional shares and will deposit with Escrow Agent sufficient funds to pay such cash amounts for fractional shares. If not all of the cash delivered by Purchaser to the Escrow Agent is immediately distributable, the Escrow Agent will hold uninvested and undistributed cash pending later distribution.

                  (f) LEGENDS. Certificates representing Escrow Shares will (until they are released to the Company in accordance with this Agreement) bear the following legend indicating that they are subject to this Agreement:


                                      7-

         "THE SECURITIES REPRESENTED HEREBY MAY ONLY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN ACCORDANCE WITH THE TERMS OF AN ESCROW AGREEMENT BY AND AMONG THE ISSUER, THE HOLDER THEREOF AND STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER."

                  (g) NO ENCUMBRANCE. No Escrow Shares or any beneficial interest therein may be pledged, sold, assigned or transferred by Company, other than by operation of law or the laws of descent (and in either such case, the transferee will be subject to all terms and provisions of this Agreement), or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of Company (other than Company's obligations under Section
8.3 of the Purchase Agreement), prior to the delivery by the Escrow Agent to Company of the stock certificates representing such Escrow Shares.

                  (h) Power to Transfer Escrow Shares. The Escrow Agent is hereby granted the power to effect any transfer of Escrow Shares contemplated by this Agreement. Purchaser will cooperate with the Escrow Agent and cause its transfer agent to cooperate in promptly issuing stock certificates to effect such transfers.

         3.       NOTICE OF CLAIM.

                  (a) Each notice of a Claim by Purchaser given pursuant to
Section 1(c) above (the "NOTICE OF CLAIM") will be in the form of a certificate delivered to the Escrow Agent and Company and will contain the following information:

                         (i) Purchaser's good faith estimate of the reasonably
foreseeable maximum amount of the alleged Damages (which amount may be the amount of damages claimed by a third party plaintiff in an action brought against Purchaser or Company based on alleged facts, which if true, would constitute a breach of Company's representations and warranties); and

                           (ii) a brief description, in reasonable detail (to
the extent reasonably available to Purchaser), of the facts, circumstances or events giving rise to the alleged Damages based on Purchaser's good faith belief thereof, including, without limitation, the identity and address of any third-party claimant (to the extent reasonably available to Purchaser) and copies of any formal demand or complaint.

                  (b) The Escrow Agent will not transfer any of the Escrow Shares held in the Escrow Account to Purchaser pursuant to a Notice of Claim until such Notice of Claim has been resolved in accordance with Section 4 below.

         4. RESOLUTION OF NOTICE OF CLAIM AND TRANSFER OF ESCROW SHARES. Any Notice of Claim received by Company and the Escrow Agent pursuant to Section 3 above will be resolved as follows:


                                      8-

                  (a) UNCONTESTED CLAIMS. In the event that (i) Company does not contest a Notice of Claim pursuant to Section 4(b) and (ii) the Escrow Agent has not received from the Purchaser, within thirty (30) calendar days after a Notice of Claim containing a statement of the claimed Damages has been received by the Escrow Agent pursuant to Section 3(a) above, written notice that the Company has paid the amount demanded, then the Escrow Agent will promptly deliver to Purchaser for cancellation that number of Escrow Shares having a value (determined pursuant to Section 4(c) hereof but rounded down to the next highest whole number of shares) equal to the amount of Damages specified in the Notice of Claim and will notify Company of such transfer. In the case of such rounding down, the Escrow Agent will distribute to Purchaser, from funds furnished by Company, cash-in-lieu of the fractional shares not distributed. If not all of the cash delivered by Purchaser to the Escrow Agent is immediately distributable, the Escrow Agent will hold uninvested the undistributed cash pending its later distribution.

                  (b) CONTESTED CLAIMS. In the event that Company gives Purchaser and the Escrow Agent written notice contesting all, or a portion of, a Notice of Claim (a "CONTESTED CLAIM") within the thirty (30) day period provided above, matters that are subject to third party claims brought against Purchaser or Company in a litigation or arbitration will await the final decision, award or settlement of such litigation or arbitration, while matters that arise between Purchaser on the one hand and Company on the other hand ("ARBITRABLE CLAIMS"), will be settled by binding arbitration between Purchaser and Company in accordance with the terms and provisions of this Agreement. Any portion of the Notice of Claim that is not contested (the Escrow Agent being entitled to assume that, unless it has received written notice of a Contested Claim within the thirty (30) day period set forth in Section 4(a), Company has no objection to a Notice of Claim) will be resolved as set forth above in Section 4(a). The final decision of the arbitrator (such arbitrator to be appointed pursuant to the provisions of Section 4(b)(iii) of this Agreement) will be furnished to the Escrow Agent, Company and Purchaser in writing and will constitute a conclusive determination of the issue in question, binding upon the Company and Purchaser. After the Escrow Agent has received written notice contesting a Notice of Claim within the thirty (30) day period set forth above, the Escrow Agent will set aside and continue to hold in the Escrow Account Escrow Shares having a value (determined pursuant to Section 4(c) hereof) sufficient to cover the amount of such Claim (notwithstanding the expiration of the Escrow Release Date) until (i) execution of a settlement agreement by Purchaser and Company setting forth a resolution of the Notice of Claim, or (ii) receipt of a copy of the final award of the arbitrator regarding such Claim.

                    (i) ARBITRATION. Any Contested Claim will be settled by arbitration in Santa Clara County, California, and, except as herein specifically stated, in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA RULES") then in effect. However, in all events, these arbitration provisions will govern over any conflicting rules which may now or hereafter be contained in the AAA Rules. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction over the subject matter thereof. The arbitrator will have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a Contested Claim, provided,


                                      9-
however, that any such remedy may be satisfied exclusively from shares held in escrow pursuant to this Agreement.

                    (ii) COMPENSATION OF ARBITRATOR. Any such arbitration will be conducted before a single arbitrator who will be compensated for his or her services at a rate to be determined by the parties or by the American Arbitration Association, but based upon reasonable hourly or daily consulting rates for the arbitrator in the event the parties are not able to agree upon his or her rate of compensation.

                    (iii) SELECTION OF ARBITRATOR. The American Arbitration Association will have the authority to select an arbitrator from a list of arbitrators who are partners in a nationally recognized firm of independent certified public accountants from the management advisory services department (or comparable department or group) of such firm; provided, however, that such firm cannot be the firm of certified public accountants then auditing the books and records of either party or providing management or advisory services for either party.

                    (iv) PAYMENT OF COSTS. Purchaser and the Company will each pay 50% of the initial compensation to be paid to the arbitrator in any such arbitration and 50% of the costs of transcripts and other normal and regular expenses of the arbitration proceedings; provided, however, that the prevailing party in any arbitration will be entitled to an award of attorneys' fees and costs, and all costs of arbitration, including those provided for above, will be paid by the losing party, and the arbitrator will be authorized to make such determinations. The Company's liability for such fees and expenses of arbitration will be paid by Purchaser and will be exclusively recovered as a Claim hereunder out of the Escrow Shares.

                    (v) BURDEN OF PROOF. For any Arbitrable Claim submitted to arbitration, the burden of proof will be as it would be if the claim were litigated in a judicial proceeding.

                    (vi) AWARD. Upon the conclusion of any arbitration proceedings hereunder, the arbitrator will render findings of fact and conclusions of law and a written opinion setting forth the basis and reasons for any decision reached and will deliver such documents to each party to this Agreement along with a signed copy of the award.

                    (vii) TERMS OF ARBITRATION. The arbitrator chosen in accordance with these provisions will not have the power to alter, amend or otherwise affect the terms of these arbitration provisions or the provisions of this Agreement or the Purchase Agreement.

                    (viii) EXCLUSIVE REMEDY. Except as specifically otherwise provided in this Agreement or the Purchase Agreement, arbitration will be the sole and exclusive remedy of the parties for any Arbitrable Claim arising out of this Agreement.

               (c) DETERMINATION OF AMOUNT OF CLAIMS. Any amount owed to Purchaser hereunder, determined pursuant to Section 4(a) or (b) above, will be promptly payable to Purchaser by distributions of whole numbers of Escrow Shares and cash-in-lieu amounts


                                       10-
attributable to fractional shares then held by the Escrow Agent valued at the Common Stock Price for Purchaser's Common Stock (determined as provided in the following sentence). For the purpose of determining the number of Purchaser's shares to be delivered to Purchaser out of the Escrow Fund or for the purpose of determining the cash-in-lieu of fractions pursuant to Section 2(d), Purchaser's shares will be valued by Purchaser at the average of the closing prices (the "AVERAGE CLOSING PRICE") of Purchaser's Common Stock on the Nasdaq National Market or other securities market, as reported in THE WALL STREET JOURNAL or similar financial publication for the five (5) consecutive trading days ending on the date that is two (2) trading days prior to the date on which a Notice of Claim is received by the Escrow Agent. For purpose of such determination once Purchaser's shares are traded on the Nasdaq National Market or other securities exchange, Purchaser will deliver a certificate, signed by an authorized officer of Purchaser, certifying the Average Closing Price applicable to a Claim.

               (d) NO EXHAUSTION OF REMEDIES. Purchaser need not exhaust any other remedies that may be available to it but will proceed directly in accordance with the provisions of this Agreement. Purchaser may institute Claims against the Escrow Shares and in satisfaction thereof may recover Escrow Shares, in accordance with the terms of this Agreement, without making any other Claims directly against the Company and without rescinding or attempting to rescind the transactions consummated pursuant to the Purchase Agreement. The assertion of any single Claim for indemnification hereunder will not bar Purchaser from asserting other Claims hereunder, PROVIDED, HOWEVER, that if all Escrow Shares have been released to the Company or Purchaser pursuant to this Agreement, including, but not limited to, Sections 2(e), 4(a), and 4(b), Purchaser will be barred from asserting any further Claims (other than fraud, willful misconduct or breach of Company's representations in Section 3 of the Purchase Agreement).

         5.    LIMITATION OF ESCROW AGENT'S LIABILITY.

               (a) The Escrow Agent (i) will not be responsible for, or be charged with knowledge of, the Purchase Agreement or any other agreement referred to herein but will be obligated only for performance of such duties as are specifically set forth in this Agreement; (ii) will not be obligated to take any legal or other action hereunder which might in its judgment involve any expense or liability unless it will have been furnished with acceptable indemnification; (iii) may rely on and will be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and will have no responsibility for determining the accuracy thereof; and (iv) may consult counsel satisfactory to it, including house counsel, and the opinion of such counsel, will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

               (b) Neither the Escrow Agent nor any of its directors, officers or employees will be liable to anyone for any action or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of gross negligence or willful misconduct. Each party hereto (other than the Escrow Agent), jointly and severally (each an "INDEMNIFYING PARTY" and together the "INDEMNIFYING PARTIES"), covenants and agrees to indemnify the Escrow Agent and


                                       11-
hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to legal fees and other costs and expenses of defending or preparing to defend against any claim or liability in the premises, unless such loss, liability or expense will be caused by the Escrow Agent's willful misconduct or gross negligence. In no event will the Escrow Agent be liable for indirect, punitive, special or consequential damages.

               (c) The Indemnifying Parties, jointly and severally, agree to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the payment of any funds under this Agreement, and to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent on any such payment or other activities under this Agreement. The Indemnifying Parties undertake to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting in connection with its acting as Escrow Agent under this Agreement. The Indemnifying Parties, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withheld or deduct same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Escrow Agent may be or become subject in connection with or which arises out of this Agreement, including costs and expenses (including reasonable legal fees), interest and penalties. Notwithstanding the foregoing, no distributions will be made to an individual unless the Escrow Agent is supplied with an original, signed W-9 form or its equivalent prior to distribution.

               (d) The Escrow Agent hereby warrants that the Escrow Agent will notify Purchaser and Company by letter, or by telephone or telecopy confirmed by letter, of any receipt by the Escrow Agent of a written assertion of a claim against the Escrow Agent, or any action commenced against the Escrow Agent, within ten (10) business days after the Escrow Agent's receipt of written notice of such claim. However, the Escrow Agent's failure to so notify each Indemnifying Party will not operate in any manner whatsoever to relieve an Indemnifying Party from any liability that it may have otherwise than on account of this Section 5.

               (e) In the event conflicting demands are made or conflicting notices are served upon the Escrow Agent with respect to the Escrow Account, the Escrow Agent will have the absolute right, at the Escrow Agent's election, to do either or both of the following: (i) resign so a successor can be appointed pursuant to Section 9 hereof or (ii) file a suit in interpleader and obtain an order from a court of competent jurisdiction requiring the parties to interplead and litigate in such court their several claims and rights among themselves. In the event such interpleader suit is brought, the Escrow Agent will thereby be fully released and discharged from all further obligations imposed upon it under this Agreement, and Purchaser will pay the Escrow Agent all costs, expenses and reasonable attorney's fees expended or incurred by the Escrow Agent pursuant to the exercise of Escrow Agent's rights under this Section 5 (such costs, fees and expenses will be treated as extraordinary fees and expenses for the purposes of
Section 8 hereof).


                                       12-

Purchaser will be entitled to reimbursement from the Company of any extraordinary fees and expenses of Escrow Agent in the event Purchaser prevails in such dispute pursuant to Section 8 hereof. Company's liability for such extraordinary fees and expenses may be exclusively recovered by Purchaser out of the Escrow Shares. Purchaser will make such recovery by furnishing a Notice of Claim to the Escrow Agent in accordance with Section 3(a).

               (f) Each Indemnifying Party may participate at its own expense in the defense of any claim or action that may be asserted against the Escrow Agent, and if the Indemnifying Parties so elect, the Indemnifying Parties may assume the defense of such claim or action; PROVIDED, HOWEVER, that if there exists a conflict of interest that would make it inappropriate, in the sole discretion of the Escrow Agent, for the same counsel to represent both the Escrow Agent and the Indemnifying Parties, the Escrow Agent's retention of separate counsel will be reimbursable as provided above. The Escrow Agent's right to indemnification hereunder will survive the Escrow Agent's resignation or removal as Escrow Agent and will survive the termination of this Agreement by lapse of time or otherwise.

               (g) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys. The Escrow Agent will have no liability for the conduct of any outside attorneys, accountants or other similar professionals it retains. Nothing in this Agreement will be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction other than the State of California.

               6. NOTICES. Any notice required or permitted to be given under this Agreement will be in writing and will be effective upon: (i) receipt if hand delivered; (ii) the next business day after dispatch by fax transmission or nationally recognized overnight express courier and addressed as set forth herein; or (iii) three days after dispatch by certified or registered United States mail, postage prepaid, addressed as set forth herein.

                  (a)    IF TO COMPANY:

                         Mass Music, Inc.
                         3410 Bowman Ct.
                         Santa Cruz, CA  95065
                         Attn:  Thomas Tansy
                         Fax No.:  (831) 479-4610

                         WITH A COPY TO:

                         Bryan Duckworth, Esq.
                         101 Park Center Plaza
                         Suite 1007
                         San Jose, CA  95113
                         Fax No.:  (408) 292-1257


                                       13-

                  (b)    IF TO PURCHASER:

                         audiohighway.com
                         20600 Mariani Ave.
                         Cupertino CA 95014
                         Attn:  Grant Jasmin
                         Fax No.:  (408) 255-5591

                         WITH A COPY TO:

                         Fenwick & West
                         Two Palo Alto Square
                         Palo Alto, CA  94306
                         Attn:  R. Gregory Roussel, Esq.
                         Fax No.:  (650) 494-1417

                  (c)    IF TO ESCROW AGENT:

                         State Street Bank and Trust Company of California, N.A. 633 West 5th Street, 12th Floor
                         Los Angeles, CA  90071
                         Attn: Corporate Trust Department
                           (audiohighway.com/Mass Music escrow)
                         Fax No.:  (213) 362-7357

or to such other address as Purchaser, Company or the Escrow Agent, as the case may be, designates in a writing delivered to each of the other parties hereto. Notwithstanding the foregoing, notices delivered to the Escrow Agent will be effective only upon receipt. The Escrow Agent may assume without inquiry that any document, Claim or notice required to be delivered to the Escrow Agent and any other person has been received by such other person if it has been received by the Escrow Agent.

         7.       GENERAL.

                  (a) SEVERABILITY. If any provision of this Agreement is found by any arbitrator or court of competent jurisdiction to be invalid or unenforceable, then the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable and to the extent that to do so would not deprive one of the parties of the substantial benefit of its bargain. Such provision will, to the extent allowable by law and the preceding sentence, not be voided or canceled but will instead be modified by such arbitrator or court so that it becomes enforceable and, as modified, will be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

                  (b) AMENDMENT; WAIVER. This Agreement may be amended, modified, superseded, canceled, renewed or extended only by an agreement in writing executed by the


                                       14-
parties hereto. The failure by any party at any time to require performance or compliance by the other of any of its obligations or agreements will in no way affect the right to require such performance or compliance at any time thereafter. The waiver by any party of a breach of any provision of this Agreement will not be treated as a waiver of any preceding or succeeding breach of such provision or as a waiver of the provision itself. No waiver of any kind will be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

               (c) ASSIGNMENT. The Company as registered owner of Escrow Shares cannot assign any rights or obligations under this Agreement without the prior written consent of Purchaser. Purchaser may assign its rights, together with its obligations hereunder, to any parent, subsidiary, affiliate or successor of Purchaser, or in connection with any sale, transfer or other disposition of all or substantially all the business and assets of Purchaser or any of its subsidiaries or affiliates, whether by sale of stock, sale of assets, merger, consolidation or otherwise; PROVIDED that any such assignee assumes Purchaser's obligations hereunder. This Agreement will be binding upon, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties hereto.

               (d) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of laws pertaining to conflict of laws.

               (e) COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original but all of which, taken together, constitute one and the same agreement.

               (f) ENTIRE AGREEMENT. Except as otherwise set forth in the Purchase Agreement, this Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

               (g) TITLES. The titles and captions of the sections and paragraphs of this Agreement are included for convenience of reference only and will have no effect on the construction or meaning of this Agreement.

               (h) RULES OF CONSTRUCTION. It is intended by the parties hereto that this Agreement will not be construed against the party that has drafted all or any portion of this Agreement.

               (i) TAX IDENTIFICATION NUMBERS. Each party hereto, other than the Escrow Agent and Purchaser, will provide the Escrow Agent with such party's Tax Identification Number as assigned by the Internal Revenue Service and as set forth in Exhibit B.


                                       15-

         8. EXPENSES OF ESCROW AGENT. All fees and expenses of the Escrow Agent incurred in the ordinary course of performing its responsibilities hereunder will be paid by Purchaser upon receipt of a written invoice submitted by Escrow Agent. A schedule of the fees of the Escrow Agent is attached hereto as EXHIBIT
D. Any extraordinary fees and expenses, including without limitation any fees or expenses (including the fees or expenses of counsel to the Escrow Agent) incurred by the Escrow Agent in connection with a dispute over the distribution of Escrow Shares or the validity of a Notice of Claim, will be paid by Purchaser upon receipt of a written invoice submitted by Escrow Agent. The Company will be liable for any extraordinary fees and expenses of the Escrow Agent arising in connection with a dispute hereunder, in the event Purchaser prevails in such dispute. Such extraordinary fees and expenses will be paid by Purchaser and recovered as a Claim hereunder out of the Escrow Shares. The Escrow Agent will have no duty to solicit any payments which may be due it hereunder.

         9. SUCCESSOR ESCROW AGENT. In the event the Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, the Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice of its resignation to the parties to this Agreement, specifying a date not less than thirty (30) days following such notice date of when such resignation will take effect. Purchaser will designate a successor Escrow Agent prior to the expiration of such thirty (30) day period by giving written notice to the Escrow Agent and Company. Purchaser may appoint a successor Escrow Agent without the consent of Company so long as such successor is a bank with (or if such successor is a subsidiary of a bank holding company its holding company will have) assets of at least $50 million, and may appoint any other successor Escrow Agent with the consent of Company, which will not be unreasonably withheld. If, however, Purchaser fails to name a successor Escrow Agent prior to the expiration of such thirty (30) day period, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor Escrow Agent. The Escrow Agent will promptly transfer the Escrow Shares to such designated successor. Any corporation into which the Escrow Agent may be merged or consolidated, or any corporation to which the Escrow Agent may transfer all or substantially all of its corporate trust business (including the escrow contemplated by this Agreement) shall be the Escrow Agent without further act and without needing to secure the consent of the other parties to this Agreement.

         10. CONSENT TO JURISDICTION AND VENUE. Purchaser and Company hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the State of California and of any Federal court located in the Northern District of California in connection with any actions or proceedings arising out of or relating to this Escrow Agreement. In any such action or proceeding, the Company hereby absolutely and irrevocably waives personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be directed to Company in accordance with Section 6 hereof.

         11. AMENDMENT. This Agreement may be amended by the written agreement of Purchaser, the Escrow Agent and Company, provided that, if the Escrow Agent does not agree to an amendment agreed upon by Purchaser and Company, the Escrow Agent will resign and Purchaser will appoint a successor Escrow Agent in accordance with Section 9 above. No


                                       16-
amendment of the Purchase Agreement will increase Escrow Agent's responsibilities or liability hereunder without Escrow Agent's written agreement.






                                       17-

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


PURCHASER                                   COMPANY

AUDIOHIGHWAY.COM                            MASS MUSIC, INC.


By:
   ----------------------------------------------------------------------------



ESCROW AGENT

STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.


By:
    -----------------------------------------------
         Authorized Officer







                                SIGNATURE PAGE TO
                                ESCROW AGREEMENT


                                       18-

                                    EXHIBIT A

                            ASSET PURCHASE AGREEMENT

                                    EXHIBIT B




COMPANY'S NAME, ADDRESS AND TIN      ESCROW SHARES        CERTIFICATE NUMBER
Mass Music, Inc.                         13,680                     ____
3410 Bowman Ct.
Santa Cruz, CA  95065

Mass Music, Inc.                         11,399                     ____
3410 Bowman Ct.
Santa Cruz, CA  95065

Mass Music, Inc.                         11,399                     ____
3410 Bowman Ct.
Santa Cruz, CA  95065

                                    EXHIBIT C

                           STOCK POWER AND ASSIGNMENT
                            SEPARATE FROM CERTIFICATE

         In connection with the purchase of substantially all of the assets of Mass Music, Inc., a California corporation (the "COMPANY"), by audiohighway.com, a California corporation ("PURCHASER"), held by the undersigned is receiving shares of the Purchaser's Common Stock and cash held by the undersigned prior to the purchase.

         FOR VALUE RECEIVED, and pursuant to that certain Asset Purchase Agreement by and among Purchaser and Company dated as of January 1, 1999, and that certain Escrow Agreement dated as of April 14, 1999, executed in connection therewith (the "ESCROW AGREEMENT"), the undersigned hereby assigns and transfers unto State Street Bank and Trust Company of California, N.A., as Escrow Agent (the "AGENT") pursuant to the Purchase Agreement and the Escrow Agreement, 13,680, 11,399 or 11,399, as applicable, shares of Purchaser's Common Stock (the "SHARES").

         The undersigned does hereby irrevocably constitute the Agent, as attorney-in-fact, with full power of substitution and re-substitution, to hold such Shares in escrow and to transfer such shares on the books of Purchaser in the event that all or a portion of the Shares are retained by Purchaser in accordance with the Escrow Agreement in satisfaction of the undersigned's indemnification obligations under the Purchase Agreement. The undersigned hereby acknowledges that the Shares will be held in escrow until required to be released pursuant to the Escrow Agreement and that the number of Shares released from escrow will be equal to the number of Shares listed above less any amount retained in satisfaction of Claims as set forth in the Escrow Agreement.

Dated: April 14, 1999


Signature:
           ----------------------------------------------

Print Name:
            ---------------------------------------------

Title (if applicable):
                       ----------------------------------

MEDALLION GUARANTEE:

                                    EXHIBIT D

                                  FEE SCHEDULE

ACCEPTANCE FEE                           $500.00

ANNUAL ESCROW FEE                        $3,500.00 billed in advance,  first
                                         year payable upon signing of the
                                         Agreement by Purchaser

CLAIMS                                   Uncontested:      $250.00 each claim
                                         Contested:        Billed at cost

EXTRAORDINARY ADMINISTRATIVE EXPENSES    Fees for services not specifically set
                                         forth in this schedule will be paid by
                                         the Company or Purchaser, as
                                         appropriate, pursuant to Section 8.
                                         Such services may include, but are not
                                         limited to, additional responsibilities
                                         and services incurred in case of
                                         default.

INVESTMENT FEE                           $65.00 per security purchased (cash
                                         shall remain uninvested)

OUT OF POCKET EXPENSES                   Out of pocket expenses such as
                                         counsel fees, telephone, postage,
                                         insurance, shipping charges, outside
                                         investment charges and supplies will
                                         be charged at cost and apid by
                                         Purchaser.

PREPARATION OF 1099'S (IF APPLICABLE)    $15.00 each 1099

                                    EXHIBIT E


                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT



         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of April 14, 1999 (the "EFFECTIVE DATE"), by and between audiohighway.com, a California corporation (the "COMPANY"), and Mass Music, Inc., a California corporation ("INVESTOR").

         A. Investor has agreed to receive from the Company, and the Company has agreed to convey to Investor, shares of the Company's common stock ("COMMON STOCK") on the terms and conditions set forth in that certain Asset Purchase Agreement by and between the Company and Investor, dated as of January 1, 1999, (the "ASSET PURCHASE AGREEMENT").

         B. The Asset Purchase Agreement provides that Investor shall be granted one time piggyback registration rights, which are more fully set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. REGISTRATION RIGHTS

                  1.1  Definitions.  For purposes of this Agreement:

                       (a) REGISTRATION. The terms "REGISTER," "REGISTRATION" and "REGISTERED" and refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

                       (b) REGISTRABLE SECURITIES. The term "REGISTRABLE SECURITIES" means: all the shares of Common Stock of the Company issued under the Asset Purchase Agreement that are now owned or may hereafter be acquired by Investor or by any of Investor's permitted successors and assigns; and (2) any shares of Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any or all of the shares of Common Stock described in clause (1) of this subsection 1.1(b); EXCLUDING in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement or (ii) any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act.

                       (c) REGISTRABLE SECURITIES THEN OUTSTANDING. The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall mean the number of shares of Common Stock which are Registrable Securities and are then issued and outstanding.

                       (d) HOLDER. The term "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this Section 1 have been duly assigned in accordance with this Agreement.

                       (e) SEC. The term "SEC" or "COMMISSION" means the U.S. Securities and Exchange Commission, or any successor governmental agency or authority.

                  1.2 ONE TIME PIGGYBACK REGISTRATIONS. For a period of one year after the date hereof the Company shall notify all Holders of Registrable Securities in writing at least 30 days prior to filing the next registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company after the date hereof (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but EXCLUDING registration statements relating to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within 20 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall not have the right to include any or all of its remaining Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                       (a) UNDERWRITING. If a registration statement under which the Company gives notice under this Section 1.2 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities in its original notice to the Holders of such offering. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter requires a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude any or all shares from the registration and the underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 20 days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the current registration as well as any future registrations of the Company. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                       (b) EXPENSES. All expenses incurred in connection with a registration pursuant to this Section 1.2 (excluding underwriters' and brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company.

                  1.3 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

                           (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable, diligent efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 60 days subject to Section 1.7.

                           (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                           (d) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 1.2 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

                  1.5 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 1.2:

                       (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, stockholders, and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the l934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, "VIOLATIONS" and, individually, a "VIOLATION"):

                            (1) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                            (2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                            (3) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED HOWEVER, that the indemnity agreement contained in this subsection 1.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                   (b) BY SELLING HOLDERS. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person or underwriter may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the total amounts payable in indemnity by a Holder under this Section 1.5(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                   (c) NOTICE. Promptly after receipt by an indemnified party under this Section 1.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.5.

                   (d) DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                   (e) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (1) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 1.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.5 provides for indemnification in such case, or (2) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.5; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to their relative fault as determined by the court or jury, as applicable; PROVIDED, HOWEVER, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the net proceeds received by such Holder in the registered offering out of which such claim for contribution arises; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                   (f) SURVIVAL. The obligations of the Company and Holders under this Section 1.5 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

                   1.6 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

                   (a) use reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                   (b) use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements); and

                   (c) so long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the 1934 Act (at any time after it has become subject to the reporting requirements of the 1934 Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act).

                  1.7 TERMINATION OF THE COMPANY'S OBLIGATIONS. The Company shall have no obligations pursuant to Section 1.2 with respect to: (a) any request or requests for registration made by any Holder on a date more than one year after the closing date of the Company's initial registered public offering of securities; or (b) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 1.2 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

                  1.8 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company may, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration.

         2.       ASSIGNMENT; AMENDMENT.

                  2.1 ASSIGNMENT OF REGISTRATION RIGHTS. Notwithstanding anything herein to the contrary, the registration rights of a Holder under
Section 2 hereof may be assigned only to a person who is a shareholder of Investor on the Closing Date ( as defined in the Asset Purchase Agreement, PROVIDED, HOWEVER that no party may be assigned any of the registration rights under Section 2 hereof unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and PROVIDED FURTHER that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 2.

                  2.2 AMENDMENT OF RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders of a majority of the Registrable Securities then outstanding.

         3.       GENERAL PROVISIONS.

                  3.1 NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

                    (a) if to Investor, at 3410 Bowman Court, Santa Cruz, California 95065.

                    (b) if to the Company, at 20600 Mariani Ave., Cupertino, California 95104.

Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. A notice shall conclusively be deemed to have been given hereunder when personally delivered or when deposited in the mail in the manner set forth above. Upon any assignment of rights under this Agreement by Investor to an Investor Successor or other party, the parties shall amend Exhibit A hereto to add such assignee's address for notice hereunder.

                  3.2 ENTIRE AGREEMENT. This Agreement, together with all Exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

                  3.3 GOVERNING LAW. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, excluding that body of law relating to conflict of laws and choice of law.

                  3.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                  3.5 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

                  3.6 SUCCESSORS AND ASSIGNS. Subject to the provisions of
Section 2.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the permitted successors and assigns of the parties hereto.

                  3.7 CAPTIONS. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

                  3.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  3.9 COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

                  3.10 ADJUSTMENTS FOR STOCK SPLITS, ETC. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall, for purposes of this Agreement, be thereafter automatically be deemed to have been proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock of such subdivision, combination or stock dividend.

                  3.11 AGGREGATION OF STOCK. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.





         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.


THE COMPANY:                                 INVESTOR:


AUDIOHIGHWAY.COM                           MASS MUSIC, INC.


By                                         By:
   ---------------------------------           --------------------------------
     Grant Jasmin, Chief Operating            Scott Cole, President and
     Officer                                  Chief Financial Officer

By:                                        By:
    --------------------------------           ---------------------------------
     Nathan M. Schulhof, President             Thomas F. Tansy, Chief Executive
     and Chief Executive Officer               Officer













                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS


                                                SHARES OF COMMON STOCK
INVESTOR                                               ACQUIRED
---------------------------                   --------------------------

Mass Music, Inc.,                                         36,478

3410 Bowman Court

Santa Cruz, CA  95068

                                 SCHEDULE 1.1(A)

                                    SOFTWARE



SOFTWARE

Complete source code file for the web site including but not limited to:

     Site Source Code, including HTML, cgi and .pl files; and UNIX shell scripts

All software licenses including:

         Linux operating system
         Apache web server
         BSAD-DB data based management system
         Perl interface libraries

                                 SCHEDULE 1.1(B)

                  PATENTS, COPYRIGHTS AND APPLICATIONS THEREFOR




                                      None.

                                 SCHEDULE 1.1(C)

                    TRADEMARKS, TRADE NAMES AND SERVICE MARKS



TRADEMARKS

Registered Name:           Mass Music
Registration Number:       2,169,558
Registration Date:         June 30, 1998
Serial Number:             75/306,392
Filing Date:               June 6, 1997

                                 SCHEDULE 1.1(D)

                                    CONTRACTS



                                      None.

                                 SCHEDULE 1.1(E)

                              OTHER TANGIBLE ASSETS



COMPUTER SYSTEM

Mass Music Servers
Dual Pentium Pro, 200mhz
656 Mb of RAM
8 GB RAID device

                                  SCHEDULE 1.2

                               ASSUMED LIABILITIES




                                      None.

                                  SCHEDULE 2.2

                               VALUATION OF ASSETS


MASS MUSIC, INC. - LIST OF ASSETS TO BE PURCHASED
COMPUTER SYSTEM:  Mass Music servers.                                 $2,000
Dual Pentium Pro, 200mhz
656 Mb of RAM
8 GB RAID device


SOFTWARE:  Complete source code file for the web site               $100,000
including, but not limited to:

         Site Source Code, including HTML, cgi and
         .pl files; and UNIX shell scripts

All software licenses including:

         Linux operating system
         Apache web server
         BSAD-DB data based management system
         Perl interface libraries

CUSTOMER LISTS: 27,369 unique names of people who                   $684,225
have purchased products through the Mass Music
Web Site.  Valued at $25 per name.

ADDITIONAL EMAIL ADDRESSES:  279,757 unique names                   $189,291
of people subscribing to the Mass Music e-zine.
Valued at $0.75 per name.

REFERRAL LINKS:  2,205                                                    $0

WEB SITE:  URL-MassMusic.com                                          $4,484

TRADEMARKS:                                                          $20,000

Registered Name:           Mass Music
Registration Number:       2,169,558
Registration Date:         June 30, 1998
Serial Number:             75/306,392

Filing Date:               June 6, 1997

PATENTS:  N/A

COPYRIGHTS:  N/A

TRADE NAMES:  N/A

SERVICE MARKS:  N/A

                                   SCHEDULE 3

                             SCHEDULE OF EXCEPTIONS

         Unless otherwise defined, any capitalized terms in this Schedule of Exceptions shall have the same meanings assigned to such terms in the Asset Purchase Agreement to which this Schedule of Exceptions is attached. Nothing in this Schedule of Exceptions constitutes an admission of any liability or obligation of Company to any third party, nor an admission against Company's interests.

                                  SCHEDULE 3.6

                             DISTRIBUTION AGREEMENTS




                                      None.

                                  SCHEDULE 3.13

                                LIST OF CREDITORS


                                      None.

                                  SCHEDULE 3.14

                              INSIDER TRANSACTIONS